                               149 SIDNEY STREET
                           CAMBRIDGE, MASSACHUSETTS

                     Lease to Cubist Pharmaceuticals, Inc.
                     -------------------------------------

                               Table of Contents
                               -----------------

                                                                 Page
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
1.  Recitals and Definitions....................................   1
    1.1   Recitals..............................................   1
    1.2   Definitions...........................................   1
2.  Premises and Term...........................................   2
    2.1   Premises..............................................   2
    2.2   Appurtenant Rights....................................   3
    2.3   Landlord's Reservations...............................   3
    2.4   Parking...............................................   3
    2.5   Tenant's Extension Option.............................   4
    2.6   Annual Fixed Rent During Extension Term...............   4
3.  Rent and Other Payments.....................................   5
    3.1   Annual Fixed Rent.....................................   5
    3.2   Real Estate Taxes.....................................   5
    3.3   Operating Expenses....................................   8
    3.4   Other Utility Charges.................................  10
    3.5   No Offsets............................................  10
    3.6   Net Lease.............................................  10
4.  Alterations.................................................  11
    4.1   Landlord's Base Building Work.........................  11
    4.2   Tenant's Alterations..................................  11
    4.3   Ownership of Alterations..............................  12
    4.4   Construction Requirements for Alterations.............  12
    4.5   Payment for Tenant Alterations........................  13
    4.6   Landlord's Improvement Loan...........................  14
5.  Responsibility for Condition of Building and Premises.......  16
    5.1   Maintenance of Building and Common Areas by Landlord..  16
    5.2   Maintenance of Premises by Tenant.....................  16
    5.3   Delays in Landlord's Services.........................  17
6.  Tenant Covenants............................................  17
    6.1   Permitted Uses........................................  18
    6.2   Environmental Compliance..............................  18
    6.3   Laws and Regulations..................................  20
    6.4   Rules and Regulations.................................  20
    6.5   Safety Compliance.....................................  21
    6.6   Landlord's Entry......................................  21
    6.7   Floor Load............................................  21
    6.8   Personal Property Tax.................................  22
    6.9   Assignment and Subleases..............................  22


7.  Indemnity and Insurance......................................  23
    7.1.  Tenant's Indemnity.....................................  23
    7.1.1 Landlord's Indemnity...................................  23
    7.2   Liability Insurance....................................  24
    7.3   Personal Property at Risk..............................  24
    7.4   Landlord's Insurance...................................  25
    7.5   Waiver of Subrogation..................................  25
8.  Casualty and Eminent Domain..................................  26
    8.1   Restoration Following Casualties.......................  26
    8.2   Termination Election...................................  26
    8.3   Casualty at Expiration of Lease........................  27
    8.4   Eminent Domain.........................................  27
    8.5   Rent After Casualty or Taking..........................  27
    8.6   Intentionally Omitted..................................  28
    8.7   Taking Award...........................................  28
9.  Default......................................................  28
    9.1   Tenant's Default.......................................  28
    9.2   Damages................................................  29
    9.3   Cumulative Rights......................................  30
    9.4   Self-help..............................................  31
    9.5   Enforcement Expenses...................................  31
    9.6   Late Charges and Interest on Overdue Payments..........  31
    9.7   Landlord's Rights to Notice and Cure...................  31
10. Mortgagees' Rights...........................................  31
    10.1  Subordination..........................................  31
    10.2  Tenant's Duty to Notify Mortgagee's Ability to Cure....  32
    10.3  Estoppel Certificates..................................  32
11. Miscellaneous................................................  33
    11.1  Notice of Lease........................................  33
    11.2  Notices................................................  34
    11.3  Successors and Limitation of Liability
          of the Landlord........................................  34
    11.4  Waivers by the Landlord................................  34
    11.5  Acceptance of Partial Payments of Rent.................  35
    11.6  Interpretation and Partial Invalidity..................  35
    11.7  Quiet Enjoyment........................................  35
    11.8  Brokerage..............................................  35
    11.9  Surrender of Premises and Holding Over.................  36
    11.10 Security Deposit.......................................  37
    11.11 Financial Reporting....................................  37
    11.12 Landlord's Covenants...................................  37
    11.13 Building Permits.......................................  37

Exhibit A - Basic Lease Terms
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Exhibit B - Legal Description of the Land
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Exhibit C - Legal Description of the Parking Lot
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Exhibit D - Landlord's Base Building Work
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Exhibit E - Tenant Improvement Work
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Exhibit E-1 - Tenant Property
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Exhibit F - Form of Promissory Note
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Exhibit G - Form of Security Agreement
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Exhibit H - Form of Subordination, Non-Disturbance and Attornment Agreement
- ---------
Exhibit I - Landlord's Services
- ---------

                                     LEASE
                                     -----

1.  Recitals and Definitions
    ------------------------

    1.1  Recitals.  This Lease (this "Lease") is entered into as of
         --------
May 11, 1993, by and between Harry F. Stimpson, III, Trustee under the Will of Harry F. Stimpson, Norfolk Probate No. 99898 (the "Landlord"), and Cubist Pharmaceuticals, Inc. (the "Tenant"), a Delaware corporation.

    In consideration of the mutual covenants herein set forth, the Landlord and the Tenant do hereby agree to the terms and conditions set forth in this Lease.

    1.2  Definitions.  The following terms have the meanings indicated or
         -----------
referred to below.

    "Additional Rent" means all charges payable by the Tenant pursuant to this Lease other than Annual Fixed Rent, including without implied limitation: the Tenant's Tax Expenses Allocable to the Premises as provided in Section 3.2; the Tenant's Operating Expenses Allocable to the Premises in accordance with Section 3.3; and the Landlord's share of any net sublease proceeds pursuant to Section
6.8. Unless otherwise indicated herein, Additional Rent shall be payable on the first calendar day of each calendar month. Notwithstanding any contrary provisions herein with respect to the payment of Annual Fixed Rent, Additional Rent shall be payable for the entire Premises throughout the Term and the Extension Term.

    "Annual Fixed Rent" - See Exhibit A, and Section 3.1.
                              ---------

    "Building" means the building located at 149 Sidney Street, Cambridge, Massachusetts in which the Premises are located.

    "Common Building Areas" means those portions of the Building which are not part of the Premises and to which the Tenant has appurtenant rights pursuant to
Section 2.2.

    "External Causes" means (i) Acts of God, war, civil commotion, fire, flood or other casualty, strikes or other extraordinary labor difficulties, shortages of labor or materials or equipment in the ordinary course of trade, government order or regulations or other cause not reasonably within the Landlord's control and not due to the fault or neglect of the Landlord, and (ii) any act, failure to act or neglect of the Tenant or the Tenant's servants, agents, employees, licensees or any person claiming by, through or under the Tenant which delays the Landlord in the performance of any act required to be performed by the Landlord under this Lease.

     "Land" means the parcel of land on which the Building is located situated in Cambridge, Massachusetts, described in Exhibit B.
                                          ---------
     "Landlord's Address" - See Exhibit A.
                                ---------
     "Lease Commencement Date" - See Exhibit A.
                                     ---------
     "Lease Year" means each one year period during the Term commencing on the Rent Commencement Date or on any anniversary thereof.

     "Parking Lot" - See Exhibit A.
                         ----------
     "Parking Spaces" - See Exhibit A.
                            ---------
     "Permitted Uses" - See Exhibit A.
                            ---------
     "Premises" - See Exhibit A.
                      ---------
     "Property" means the Land, the Building and the Parking Lot.

     "Rent Commencement Date" - See Exhibit A.
                                    ---------
     "Tenant's Address" - See Exhibit A.
                              ---------
     "Term" - See Exhibit A.
                  ---------
     "Termination Date" - See Exhibit A.
                              ---------
     "Rentable Floor Area of the Premises" - 14,000 square feet.

     "Rentable Floor Area of the Building" - 39,000 square feet.

2.   Premises and Term
     -----------------

     2.1  Premises.  The Landlord hereby leases to the Tenant, and the Tenant
          --------
hereby leases from the Landlord, for the Term, the Premises. Except as expressly set forth in Section 4.1 herein, the Landlord has no obligation to prepare and make ready for occupancy the Premises, and Tenant shall accept possession of the Premises in "as is" condition at the time the Premises are delivered to the Tenant.

     The Premises shall exclude the common stairways and stairwells, elevators and elevator wells, boiler room, sprinklers, sprinkler rooms, elevator rooms, mechanical rooms, loading and receiving areas, electric and telephone closets, janitor closets and pipes, ducts, conduits, wires and appurtenant fixtures and equipment serving exclusively or in common other parts of the Building. If the Premises at any time includes less than the entire rentable floor area of any floor of the Building, the Premises shall also exclude the common corridors, vestibules, walkways and bridges and elevator lobby located on such floor. The Tenant acknowledges that, except as expressly set forth in the Lease, there have been no representations or warranties made by or on behalf of the Landlord with respect to the Premises, the Building or the Property or with respect to the suitability of any of them for the conduct of the Tenant's business. The taking of possession of the premises by the Tenant shall conclusively establish that the Premises was at such time in satisfactory condition, order and repair and other than the repairs to be made in connection with the Base Building Improvements, as hereinafter defined, that the Building was at such time in satisfactory condition, order and repair.

     2.2  Appurtenant Rights.  The Tenant shall have, as appurtenant to the
          ------------------
Premises, the nonexclusive right to use in common with others, subject to rules of general applicability to occupants of the Building from time to time made by the Landlord: (i) the entry and vestibules of the Building, the common stairways, boiler room, sprinkler rooms, mechanical rooms, electric and telephone closets, janitor closets and the pipes, sprinklers, ducts, conduits, wires and appurtenant fixtures and equipment serving the Premises in common with others, (ii) common walkways and driveways necessary for access to the Building and the Parking Lot, (iii) access to the loading area subject to rules set by the Landlord and then in effect, and (iv) if the Premises at any time include less than the entire rentable floor area of any floor of the Building, the corridors and vestibules of such floor. The Landlord reserves the right from time to time to make or amend such rules of general applicability.

     2.3  Landlord's Reservations.  The Landlord reserves the right from time to
          -----------------------
time: (i) to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures and equipment, wherever located in the Premises or the Building, and (ii) to alter or relocate any other common facility provided, however, that Landlord shall use reasonable efforts not to interfere with Tenant's business activity.

     2.4  Parking.  The Landlord shall provide the Parking Spaces for use by the
          -------
Tenant's employees and business invitees and visitors throughout the Term. The Landlord shall, with Tenant's prior written consent, which consent shall not be unreasonably withheld or delayed, have the right to designate from time to time, and to change from time to time, the location of the Parking Spaces. The Tenant's parking privileges in the Parking Lot may be on a nonexclusive basis.

The Tenant agrees that it and all persons claiming by, through and under it, shall at all times abide by the rules of the Landlord with respect to the use of the parking facilities.

     Landlord agrees to use its reasonable efforts to cooperate with Tenant in Tenant's attempt to create additional parking spaces on the Land, directly behind the Premises, in the area shown on Exhibit E attached hereto, which additional spaces may be used by Tenant throughout the Term on an exclusive basis; provided however, that said additional spaces shall not interfere with the use of the loading dock. Tenant shall prepare any and all plans required to create such additional parking spaces and shall also be responsible for obtaining, at its sole cost and expense, any and all necessary permits, approvals, parking freeze relief or zoning relief to create such spaces.

     2.5  Tenant's Extension Option.  Provided no Event of Default has occurred
          -------------------------
and is continuing, and no condition exists which with the passage of time and/or notice would constitute an Event of Default under this Lease, Tenant shall have the option to extend the Term of this Lease for one period of five (5) years (the "Extension Term"). Tenant may exercise this extension option by written notice to Landlord given not later than nine (9) months prior to the Termination Date. Upon the giving of such notice, this Lease and the Term hereof shall be extended for an additional term of five (5) years, without the necessity for the execution of additional documents. The extension shall be upon all the same terms and conditions specified in this Lease, except that the Annual Fixed Rent during the Extension Term shall be equal to the average of (i) the fair market rent for the Premises during the Extension Term in shell research and development condition, and (ii) the fair market rent for the Premises during the Extension Term in "as is" condition, such figures to be calculated pursuant to
Section 2.6 below (the "Extension Term Rent").

     2.6  Annual Fixed Rent During Extension Term.  If the Tenant has exercised
          ---------------------------------------
its option to extend the Term, then not later than one hundred and eighty (180) days prior to the expiration of the initial Term, Landlord shall deliver a notice to the Tenant proposing the Annual Fixed Rent to be in effect during the Extension Term. The Tenant shall be entitled to disagree with Landlord's proposal by giving written notice to such effect to Landlord within thirty (30) days after receipt of Landlord's notice. If the Tenant fails timely to deliver to the Landlord a notice disagreeing with Landlord's proposal, Landlord's proposal shall be binding on the Tenant.

     If the Tenant timely gives the Landlord notice of its disagreement with the Landlord's proposal, the Landlord and the Tenant will each in good faith attempt to reach agreement on the Extension Term Rent. If the parties have failed to reach agreement within ten (10) days after either has given written notice to the other requesting such agreement, either party may, by giving written notice to the other, designate a real estate appraiser to act on its behalf and require the other party within ten (10) days to designate a real estate appraiser to act on its behalf in the determination of Extension Term Rent. Each such real estate appraiser, as well as any other real estate appraisers selected pursuant to this
Section 2.6, shall have at least five (5) years experience in appraising commercial office and research space in the Cambridge, Massachusetts area. The two appraisers shall be instructed to attempt to agree upon the Extension Term Rent for the Premises. If the two appraisers fail to agree upon the Extension Term Rent within ten (10) days after the selection of the second appraiser, then they shall attempt to agree upon the selection of a third appraiser to participate in the determination of the Extension Term Rent. If the two appraisers fail to agree upon a third appraiser within ten (10) days of a request by either the Landlord or the Tenant they do so, then either the Landlord or the Tenant may request that a third appraiser be selected by the presiding officer of the Greater Boston Real Estate Board. The three appraisers shall meet promptly after the selection of the third appraiser and shall exercise all reasonable efforts to determine the Extension Term Rent within ten
(10) days of the selection of the third appraiser. The decision of a majority of the appraisers will determine the Extension Term Rent. Each party shall be responsible for the costs of the appraiser which they appoint and the costs of the third shall be shared equally.

3.   Rent and Other Payments
     -----------------------

     3.1  Annual Fixed Rent.  From and after the Rent Commencement Date, the
          -----------------
Tenant shall pay, without notice or demand, monthly installments of one-twelfth (1/12th) of the Annual Fixed Rent in effect and applicable to the Premises in advance for each full calendar month of the Term or for the corresponding fraction of said one-twelfth (1/12th) for any fraction of a calendar month at the beginning or end of the Term. The Annual Fixed Rent applicable to the Premises shall be as set forth in Exhibit A. On the Rent Commencement Date,
                                  ---------
Tenant shall pay the amount of Annual Fixed Rent applicable for the fraction of the calendar month in which the Rent Commencement Date occurs. Thereafter, during the Term, Tenant shall pay Annual Fixed Rent on the first calendar day of each calendar month.

     3.2  Real Estate Taxes.  From and after the Rent Commencement Date, the
          -----------------
Tenant shall pay to the Landlord, as Additional Rent, the Tenant's Tax Expenses Allocable to the

Premises and the Parking Lot (as such term is hereinafter defined), in accordance with this Section 3.2. The terms used in this Section 3.2 are defined as follows:

     (a) "Tax Year" means the 12-month period beginning July 1 each year or if the appropriate governmental tax fiscal period shall begin on any date other than July 1, such other date.

     (b) "The Tenant's Tax Expenses Allocable to the Premises and the Parking Lot" means the sum of (i) thirty five and nine tenths percent (35.9%) of Landlord's Tax Expenses allocable to the Land and the Building for a tax year, subject to adjustment to account for any increase in Landlord's Tax Expenses attributable solely to Tenant's improvements to the Premises, for which Tenant shall be solely responsible, and
          (ii) sixty percent (60%) of Landlord's Tax Expenses allocable to the Parking Lot for a tax year.

     (c) "The Landlord's Tax Expenses" with respect to any Tax Year means the aggregate Real Estate Taxes on the Property with respect to that Tax Year, reduced by any abatement receipts with respect to that Tax Year.

     (d) "Real Estate Taxes" means all taxes and special assessments of every kind and nature assessed by any governmental authority on all or any portion of the Property, including existing and future assessments for road, sewer, utility and other local improvements and other governmental charges which may be lawfully charged, assessed, or imposed on both land and any or all improvements upon the Property. The amount of special taxes or special assessments to be included shall be limited to the amount of the installment (plus any interest thereon) of such special tax or special assessment required to be paid during the Tax Year in respect of which such taxes are being determined. There shall be excluded from such taxes all income, estate, succession, inheritance, excess profit, franchise and transfer taxes; provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall
                            ----------
          be changed so that in lieu of the whole or any part of the ad valorem
                                                                     ----------
          tax on real property there shall be assessed on the Landlord a capital levy or other tax on the gross rents received with respect to the Property, or a Federal, State, County, Municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so based, shall be deemed to be included within the term "Real Estate Taxes."

     Payments by the Tenant on account of the Tenant's Tax Expenses Allocable to the Premises and the Parking Lot shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent and shall be in an amount of the greater of (i) one-twelfth (1/12) of the Tenant's Tax Expenses Allocable to the Premises and the Parking Lot for the current Tax Year as estimated by the Landlord and based on the most recent tax bills, or (ii) Tenant's pro rata share of an amount estimated by any holder of a mortgage on the Property to be sufficient, if paid monthly, to pay the Landlord's Tax Expenses on the dates due to the taxing authority.

     Not later than one ninety (90) days after the Landlord's Tax Expenses are determinable for the first Tax Year of the Term or fraction thereof and for each succeeding Tax Year or fraction thereof during the Term, the Landlord shall render to the Tenant a statement in reasonable detail with the applicable receipted tax bills attached showing for the preceding year or fraction thereof, as the case may be, real estate taxes on the Property, and any abatements or refunds of such taxes. Reasonable and customary costs and expenses incurred by Landlord in obtaining any tax abatement or refund may be charged against such tax abatement or refund before the adjustments are made for the Tax Year. If at the time such statement is rendered it is determined with respect to any Tax Year that the Tenant has paid (i) less than the Tenant's Tax Expenses Allocable to the Premises and the Parking Lot or (ii) more than the Tenant's Tax Expenses Allocable to the Premises and the Parking Lot, then, in the case of (i) the Tenant shall pay to the Landlord, as Additional Rent, with the next payment of Annual Fixed Rent coming due (or within thirty (30) days of such statement if the Term has expired) the amount of such underpayment and, in the case of
(ii) the Landlord shall credit the amount of such overpayment against the monthly installments of the Tenant's Tax Expenses Allocable to the Premises and the Parking Lot next thereafter coming due (or refund such overpayment within thirty (30) days if the Term has expired and the Tenant has no further obligation to the Landlord).

        The Tenant shall pay all taxes which may be lawfully charged, assessed, or imposed upon all fixtures and equipment of every type and also upon all personal property in the Premises, and the Tenant shall pay all license fees and other charges which may be lawfully imposed upon the business of the Tenant conducted upon the Premises.

     3.3 Operating Expenses. From and after the Rent Commencement Date the Tenant shall pay to the Landlord as Additional Rent the Tenant's Operating Expenses Allocable to the Premises and the Parking Lot, as hereinafter defined, in accordance with this Section 3.3. The terms used in this Section 3.3 are defined as follows:

     (a) "The Tenant's Operating Expenses Allocable to the Premises and the Parking Lot" means the sum of (i) thirty five and nine tenths percent (35.9%) of Operating Expenses attributable to the Land and the Building, and (ii) sixty percent (60%) of Operating Expenses attributable to the Parking Lot.


     (b) "Operating Expenses for the Property" means Landlord's (i) cost of operating, managing, cleaning, maintaining, insuring, and repairing the Property, the parking lots for tenants in the Building and the roads, driveways and walkways for providing access to the Building and such parking facilities, including the Parking Lot; (ii) cost for provision of electricity, water and sewer and other utilities to common areas of the Building to which Tenant has access;
          (iii) premiums for insurance carried by Landlord pursuant to
          Section 7.4 and any other insurance which Landlord deems necessary or desirable to carry or is required by its Mortgage to carry;
          (iv) cost of compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid to, for or with respect to all persons engaged in the operating, maintaining or cleaning of the Property and parking facilities; (v) cost of interior plant supply and maintenance; (vi) cost of steam, water, sewer, gas, oil, electricity, telephone and other utility charges not billed directly to other tenants by Landlord or the applicable utility and excluding utility charges separately chargeable to other tenants of the Building; (vii) cost of providing conditioned water for HVAC services; (viii) cost of building and cleaning supplies; (ix)rental costs for equipment used in the operation, cleaning, maintaining or repairing of the Property ; (x) cost of snow removal and cost of landscape maintenance; (xi) cost of security services;
          (xii) reasonable payments under management agreements for the Property or any other service contracts with independent contractors; and (xiii) all other expenses incurred in connection with the operation, management, cleaning, maintenance and repair of the Property, the parking lots and the roadways.

     Notwithstanding anything in this Lease to the contrary, the following items shall be excluded from Operating Expenses for the Property:

     (a) The cost of repairs incurred by Landlord in the event of a fire or other casualty or in the event of the exercise of eminent domain.

     (b)  Mortgage charges and/or debt service.

     (c) Arbitration and legal fees with respect to a dispute arising between Landlord and a tenant in the Building (including Tenant).

     (d)  Advertising and promotional expenditures.

     (e) Accounting and legal fees, except such as are reasonably incurred in connection with the normal operation of the Building, but excluding such fees incurred in connection with the leasing of the Building.

     (f)  Renovating space for Tenant's or other occupants of the Building.

     (g) Additional or special services supplied to any other tenant or other occupant of the Building.

     (h)  Depreciation.

     (i) Damages, penalties or fines which Landlord is obligated to pay by reason of Landlord's failure to comply with the Lease or any other leases of space in the Building or applicable law.

     (j)  Landlord's Tax Expenses.

     Payments by the Tenant on account of the Tenant's Operating Expenses Allocable to the Premises and the Parking Lot shall be made monthly, in arrears, at the time and in the fashion herein provided for the payment of Annual Fixed Rent, with an annual accounting and payment or rebate for the then preceding calendar year to be made within thirty (30) days after written notice from Landlord in the form of a statement in substantial detail showing the Operating Expenses for the Property for such calendar year and of the exact amount of Tenant's Operating Expenses Allocable to the Premises and the Parking Lot. The amount to be paid to the Landlord shall be an amount from time to time estimated by the Landlord, in its sole discretion, to be sufficient to aggregate a sum equal to the Tenant's Operating Expenses Allocable to the Premises and the Parking Lot for each calendar year.

     Not later than ninety (90) days after the end of each calendar year or fraction thereof during the Term or fraction thereof at the end of the Term, the Landlord shall render to the Tenant a statement in reasonable detail showing for the preceding calendar year or fraction thereof, as the case may be, the Operating Expenses for the Property and the Tenant's Operating Expenses Allocable to the Premises and the Parking Lot. Said statement to be rendered to the Tenant also shall show for the preceding calendar year or fraction thereof, as the case may be, the amounts of Operating Expenses for the Property already paid by the Tenant. If at the time such statement is rendered it is determined with respect to any calendar year, that the Tenant has paid (i) less than the Tenant's Operating Expenses Allocable to the Premises and the Parking Lot or (ii) more than the Tenant's Operating Expenses Allocable to the Premises and the Parking Lot, then, in the case of (i) the Tenant shall pay to the Landlord, as Additional Rent, with the next payment of Annual Fixed Rent coming due (or within thirty (30) days of such statement if the Term has expired) the amounts of such underpayment and, in the case of (ii) the Landlord shall credit the amount of such overpayment against the monthly installments of the Tenant's Operating Expenses Allocable to the Premises and the Parking Lot next thereafter coming due (or refund such overpayment within thirty (30) days if the Term has expired and the Tenant has no further obligation to the Landlord).

     3.4  Other Utility Charges.  From and after the Rent Commencement Date and
          ---------------------
throughout the Term the Tenant shall pay directly to the provider of the service, all separately metered charges for steam, heat, gas, fuel and other services and utilities furnished to the Premises. In addition, beginning on the Lease Commencement Date and until the Rent Commencement Date, the Tenant agrees to reimburse the Landlord as Additional Rent for all nonseparately metered utilities consumed on the Premises during such period.

     3.5  No Offsets.  All payments to be made by Tenant to Landlord in
          ----------
accordance with the terms of this Lease, including but not limited to, Annual Fixed Rent and Additional Rent, shall be paid by the Tenant without offset, abatement or deduction (except as otherwise specifically provided herein).

     3.6  Net Lease.  It is understood and agreed that this Lease is a net lease
          ---------
and that the Annual Fixed Rent is absolutely net to the Landlord excepting only the Landlord's obligations to pay any debt service or ground rent on the Property and to pay the real estate taxes and operating expenses and capital improvement costs which the Tenant is not required to pay under this Lease.

4.  Alterations.
    -----------

    4.1  Landlord's Base Building Work.  The Landlord agrees to construct, at
         -----------------------------
the Landlord's sole cost and expense, the improvements to the Property set forth on Exhibit D attached hereto ("Landlord's Base Building Work"). Subject to
   ---------
delays caused by External Causes, Landlord shall use its reasonable efforts to substantially complete Landlord's Base Building Work on or before September 15, 1993 in coordination with the Tenant Improvement Work. Landlord's Base Building Work shall be deemed substantially complete upon issuance by Landlord's architect of a certificate stating that the Landlord's Base Building Work has been substantially completed in accordance with the plans and specifications therefor. Landlord covenants that Landlord's Base Building Work shall be completed in a good and workmanlike manner employing only first-class materials and in compliance with applicable laws, rules, ordinances and regulations. The Tenant or Tenant's authorized agent may inspect the Landlord's Base Building Work at reasonable times and give notice of observed defects to Landlord, which defects shall be promptly corrected by Landlord at its sole cost and expense. Except for any delay caused by External Causes or by delays in Tenant Improvement Work, in the event that Landlord fails to substantially complete the Landlord's Base Building Work on or before September 15, 1993 the Tenant may on or after September 15, 1993 notify Landlord of its intention to complete Landlord's Base Building Work unless completed by Landlord within thirty (30) days of said notice. Except for any delay caused by External Causes or by delays in Tenant Improvement Work, if Landlord has not substantially completed Landlord's Base Building Work within such thirty (30) days, Tenant shall have the right, but not the obligation to complete Landlord's Base Building Work, provided, however, if Landlord is in the process of completing Landlord's Base Building Work and diligently pursuing the same said thirty (30) days shall be extended for an additional reasonable period of time to allow Landlord to complete Landlord's Base Building Work. Landlord shall reimburse Tenant for all costs and expenses incurred by Tenant in exercising its right to complete Landlord's Base Building Work within ten (10) days following Tenant's written demand therefor, failing which Tenant shall have the right to off-set such costs and expenses against the next due payments of Annual Fixed Rent.

    4.2  Tenant's Alterations.  Subject to Landlord's obligation to complete
         --------------------
Landlord's Base Building Work, the Tenant acknowledges that the Premises have been delivered to it on an, "as is" basis, and promptly following the execution of this Lease the Tenant shall perform, at its sole cost and expense, all of the improvements set forth in the plans and specifications attached hereto as Exhibit E (the "Tenant Improvement Work"), and shall equip the Premises with
- ---------
such trade fixtures and personal property as Tenant deems necessary or proper for the operation of the Tenant's business.

Following completion of the Tenant Improvement Work, the Tenant shall not make further alterations or additions to the Premises except in accordance with the building standards from time to time in effect, with construction rules and regulations from time to time promulgated by Landlord and applicable to tenants in the Building, and with plans and specifications therefor first approved by the Landlord, such approval not to be unreasonably withheld. Tenant's request for approval of plans and specifications shall state whether it is Tenant's intention to remove such alterations at the expiration of the Term. If Tenant removes said alterations, it shall be required to restore the Premises. In addition to the provisions of Section 4.4 below, Tenant shall be solely responsible to obtain, at its sole cost and expense, any and all permits or approvals required to complete the Tenant Improvement Work.

     4.3  Ownership of Alterations.  Except as otherwise provided in this
          ------------------------
Section 4.3, any and all alterations, additions, improvements, and fixtures which may be made or installed by either the Landlord or the Tenant upon the Premises and (i) which in any manner are attached to the floors, walls or ceilings shall remain upon the Premises, and/or (ii) are part of the Tenant Improvement Work, shall, at the termination of this Lease, be surrendered with the Premises as a part thereof without disturbance, molestation or injury (the "Permanent Improvements"). However, the usual trade fixtures, equipment and furnishings which may be placed in the Premises prior to or during the Term hereof at the sole cost of Tenant and which are not part of the Tenant Improvement Work (the "Non-Permanent Improvements") may be removed by Tenant from the Premises upon the termination of this Lease if, but only if, (i) no Event of Default has occurred and is continuing and no condition exists which with the passage of time and/or notice would constitute an Event of Default and
(ii) the cost of such improvements were not included in the amount used to calculate to the Landlord's Improvement Loan to Tenant made under Section 4.6 below. In the event Landlord does not make Landlord's Improvement Loan to Tenant, Tenant shall be entitled to remove the items listed on Exhibit E-1 attached hereto at the expiration of the Term and shall be required to restore the Premises if such items are removed.

     4.4  Construction Requirements for Alterations.  All construction work by
          -----------------------------------------
the Landlord and the Tenant shall be done in a good and workmanlike manner employing only first-class materials and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authority and insurers of the Building. The Landlord or Landlord's authorized agent may (but without any implied obligation to do so) inspect the work of the Tenant at reasonable times and shall give notice of observed defects. All of the Tenant's alterations and additions and installation of furnishings including, but not limited to the Tenant

Improvement Work shall be coordinated with any work being performed by the Landlord including, but not limited to, Landlord's Base Building Work, and in such manner as to maintain harmonious labor relations and not to damage the Building or interfere with Building construction or operation and the Tenant Improvement Work shall be performed by Kaplan Construction. All future alterations shall be performed by contractors or workmen first approved by the Landlord, which approval the Landlord agrees not to unreasonably withhold or delay. The Tenant, before starting any work, shall receive and comply with Landlord's construction rules and regulations and shall cause Tenant's contractors to comply therewith, shall secure all licenses and permits necessary therefor and shall deliver to the Landlord a statement of the names of all of its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them and security satisfactory to the Landlord protecting the Landlord against liens arising out of the furnishing of such labor and material; and cause each contractor to carry worker's compensation insurance in statutory amounts covering all the contractors' and subcontractors' employees and commercial general public liability insurance with such limits as the Landlord may, in its sole discretion, require, but in no event less than general aggregate limit of $2,000,000; products completed operations aggregate limit of $2,000,000; each occurrence limit of $1,000,000; or in such other amounts as Landlord may in its sole discretion require, covering personal injury and death and property damage (all such insurance to be written in companies approved by the Landlord and insuring the Landlord, such individuals and entities affiliated with the Landlord as the Landlord may designate,and the Tenant as well as the contractors, and to contain a requirement for at least thirty (30) days' notice to the Landlord prior to cancellation, nonrenewal or material change), and to deliver to the Landlord certificates of all such insurance.

     4.5  Payment for Tenant Alterations.  The Tenant agrees to pay promptly
          ------------------------------
when due the entire cost of any work done on the Premises by the Tenant, its agents, employees or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises or the Property and promptly to discharge any such liens which may so attach. If any such lien shall be filed against the Premises or the Property and the Tenant shall fail to cause such lien to be discharged within thirty (30) days after the filing thereof, the Landlord may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses which the Tenant may have with respect to the amount claimed. The Tenant shall reimburse the Landlord, as Additional Rent, for any cost so incurred and shall indemnify and hold harmless the Landlord from and against any and all claims, costs, damages, liabilities and expenses (including attorneys' fees) which may be incurred or suffered by the Landlord by reason of any such lien or its discharge.

     4.6 Landlord's Improvement Loan. Subject to the conditions set forth below,
         ---------------------------
to help finance the cost of the Tenant Improvement Work, Landlord agrees to loan to Tenant, dollar for dollar, fifty percent (50%) of the cost of the Tenant Improvement Work up to a maximum of the lesser of (i) fifty dollars ($50.00) per square foot of the Premises so improved or (ii) $700,000 (the "Improvement Loan"), which loan shall be on the terms and conditions contained in the form of promissory note (the "Note") attached hereto as Exhibit F and by this
                                                ---------
reference incorporated herein. The Improvement Loan shall be made by Landlord to Tenant upon receipt by Landlord of a certification by Tenant that Tenant has incurred Direct Costs (as defined below) in the amount of the installment requested, which certification shall include a reasonable breakdown of such Direct Costs. For purposes of this Lease, Direct Costs shall be defined as follows: (i) all costs and expenses incurred by Tenant for the purchase and installation of Permanent Improvements to the Premises; and (ii) all expenses, if any, incurred by Tenant for permits or licenses relating to the installation of the Permanent Improvements. Tenant shall grant Landlord a security interest in (i) all Permanent Improvements and (ii) other personal property and equipment owned by Tenant, located on the Premises and included as Tenant Improvement Work as partial security for the Improvement Loan, on the terms and conditions contained in the form of security agreement (the "Security Agreement") attached hereto as Exhibit G and by this reference incorporated herein. Tenant acknowledges that the Note and the Security Agreement delivered by Tenant to Landlord may be assigned to Landlord's mortgagee as security for a loan which Landlord is in the process of obtaining to fund the Improvement Loan.

     Notwithstanding the foregoing, Landlord shall be obligated to make the Improvement Loan to Tenant if and only if: (a) Landlord actually receives the funding for the Improvement Loan from BayBank Boston, N.A. ("BayBank") as anticipated in that certain Summary of Terms dated March 8, 1993 from Baybank to Landlord (the "Summary of Terms"); (b) Tenant increases the security deposit hereunder to $100,000 pursuant to Section 11.10; (c) Tenant has submitted the certification of Direct Costs to Landlord as described above; (d) Landlord receives any financial statements of the Tenant which it reasonably requests, and the financial condition of Tenant is satisfactory to BayBank; (e) no Event of Default has occurred and is continuing and no condition exists which with the passage of time and/or notice would constitute an Event of

Default; and (f) the Tenant improvements have been constructed in accordance with the Plans and Specifications for the Tenant Improvement Work as certified to Landlord and BayBank by Tenant's architect, and a Certificate of Occupancy has been issued for the improved Premises.

     Notwithstanding the foregoing provisions of this Section 4.6, the parties acknowledge that the Landlord has submitted an application to BayBank to borrow monies to fund both the Landlord's Base Building Work and the Improvement Loan. Landlord shall use its good faith, diligent efforts to do all that is reasonably required to effect the successful closing of the BayBank loan. Tenant agrees to cooperate with Landlord in this regard including commiting to capitalize the corporation in an amount equal to at least $2,000,000 and to use its good faith, diligent efforts to take the actions reasonably required of Tenant by BayBank under the Summary of Terms (including raising the capitalization to at least $4,000,000) and supply all information as is reasonably required by Landlord in connection with such financing. In the event that the Landlord is unable to make the Improvement Loan, because BayBank refuses to fund said loan for any reason despite such efforts:

     a. Landlord shall remain responsible to pay for and fund the Landlord's Base Building Work.

     b. The Annual Fixed Rent set forth at Exhibit A shall be revised as follows:

          Lease Years 1 - 5:  $6.50 per rentable square foot per year.

          Lease Years 6 - 10: $8.50 per rentable square foot per year.

     c. Landlord shall have no obligation to provide the Improvement Loan referenced in this Section 4.6.

     d. The allocation of sublease profits referenced in Section 6.8 shall be revised as follows: seventy-five percent (75%) to Tenant, twenty-five percent (25%) to Landlord.

     e. The inability to obtain such financing shall not be deemed to be a default by Landlord of its obligations hereunder and this Lease shall remain in full force and effect.

5.   Responsibility for Condition of Building and Premises
     -----------------------------------------------------

     5.1  Maintenance of Building and Common Areas by Landlord.
          ----------------------------------------------------
Except as otherwise provided in Article 8, the Landlord shall make such repairs to the structural elements of the Building, including the roof, exterior walls, structural columns, mechanical systems serving the Building and not exclusively serving the Premises and floor slabs as may be necessary to keep and maintain the same in the condition which said structural elements are in after the completion of the Landlord's Base Building Work and maintain and make such repairs to the Common Building Areas and all mechanical systems and equipment serving the Building and not exclusively serving the Premises as may be necessary to keep them in good order, condition and repair. The Landlord shall in no event be responsible to the Tenant for any condition in the Premises or the Building caused by an act or neglect of the Tenant, or any invitee or contractor of the Tenant. Landlord's costs in performing such services shall be reimbursed by the Tenant to the extent provided in Section 3.3 provided, however, that nothing contained in this Section 5.1 shall entitle Landlord to include the costs of Landlord's Base Building Work or the cost of correcting any defects in Landlord's Base Building Work in the reimbursements provided for in
Section 3.3.

     5.2  Maintenance of Premises by Tenant.  From and after the date that
          ---------------------------------
possession of the Premises (or any portion thereof) is delivered to the Tenant, the Tenant shall keep neat and clean and maintain the Premises and every part thereof and all Building and mechanical equipment exclusively serving the Premises in the same condition as the same were in upon delivery of possession of the Premises or may be put following the completion of the Tenant Improvement Work and as the same may be further improved throughout the Term, reasonable wear and tear excepted, and shall surrender the Premises and all alterations and additions thereto at the end of the Term in such condition, first removing all goods and effects of the Tenant (with the exception of Permanent Improvements or other items which are not to be removed pursuant to Section 4.3 above) and, to the extent specified by the Landlord by notice to the Tenant, all alterations and additions made by the Tenant, and repairing any damage caused by such removal and restoring the Premises and leaving them in broom clean condition. The Tenant shall not permit or commit any waste, and the Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damages to Common Building Areas or the parking areas by the Tenant, or any of the contractors or invitees of the Tenant.

     If the Tenant does not timely or properly perform repairs as above provided or commence such repairs within ten (10) days after receipt of notice from Landlord requesting Tenant to perform such repairs, Landlord may, but is not required to perform such repairs, replacements or maintenance in a reasonably diligent fashion, and Tenant shall pay Landlord forthwith upon being billed for same by Landlord the cost thereof plus all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs, replacements and maintenance.

     5.3  Delays in Landlord's Services.  The Landlord shall not be liable to
          -----------------------------
the Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the Landlord or its agents entering the Premises for any purpose or purposes authorized in this Lease, or for repairing the Premises or any portion of the Building. Landlord shall make a reasonable effort to provide reasonable advance notice to the Tenant of Landlord's intention to repair the Premises or any portion of the Building, but in no event shall Landlord be liable to Tenant for failure to provide such notice. In case the Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on the Landlord's part by reason of any External Cause, the Landlord shall not be liable to the Tenant therefor, nor shall the Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in the Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. The Landlord hereby covenants and agrees to use reasonable efforts to make such repairs, alterations or improvements or furnish services or perform any other covenant or duty to be performed on the Landlord's part.

     The Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency, until necessary repairs have been completed. Except in case of emergency repairs, the Landlord will give the Tenant reasonable advance notice of any contemplated stoppage but Landlord shall not be liable to Tenant for failure to give such notice. In no event shall the Landlord have any liability to the Tenant for the unavailability of heat, light or any utility or service to be provided by the Landlord except to the extent such unavailability of utility service is due to Landlord's gross negligence.

6.   Tenant Covenants
     ----------------

     The Tenant covenants to the Landlord:

     6.1  Permitted Uses.  The Tenant shall occupy the Premises only for the
          --------------
Permitted Uses, and shall not injure or deface the Premises or the Property.

     6.2  Environmental Compliance.  Tenant (i) shall comply with all
          ------------------------
Environmental Laws (as hereinafter defined) applicable to its use of the Premises (including the making of all submissions to governmental authorities required by Environmental Laws) (ii) shall not use the Premises for the generation, manufacture, refinement, production, or processing of any Hazardous Material (as hereinafter defined) or for the storage, handling, transfer or transportation of any Hazardous Material, except in strict compliance with all applicable Environmental Laws, (iii) shall not permit to remain, install or permit the installation on the Premises or the Property of any surface impoundments, underground storage tanks, or asbestos-containing materials and
(iv) shall cause any alterations of the Premises to be done in a way so as to not expose in an unsafe manner the persons working on or visiting the Premises to Hazardous Materials.

     "Environmental Laws" means the Resource Conservation and Recovery Act of 1976, as amended, 42 (S)6901, et seq. (RCRA), the Comprehensive Environmental
                              ------
Response Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 USC (S)9601 et seq. (CERCLA),
                                                           ------
the Toxic Substance Control Act, as amended, IS USA (S)26012 et seq., the
                                                             ------
Federal Insecticide, Fungicide, Rodenticide Act, as amended, 7 USC (S)136 et seq., and all applicable federal, state and local environmental laws,
- ------
ordinances, rules and regulations, as any of the foregoing may have been or may be from time to time amended, supplemented or supplanted, and any other federal, state or local laws, ordinances, rules and regulations, now or hereafter existing relating to regulations or controls of Hazardous Material or materials. The term "Hazardous Materials" as used in this Lease shall mean substances defined as "hazardous substances", "hazardous materials", "hazardous wastes" or "toxic substances" in any applicable federal, state or local statute, rule, regulation or determination, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 USC, (S)9601, et seq.; the Hazardous Materials Transportation Act, 49 USC,
              ------
(S)1801, et seq.; and, asbestos, pcb's, radioactive substances, methane,
         ------
volatile hydrocarbons, petroleum or petroleum-derived substances or wastes, radon, industrial solvents or any other material as may be specified in applicable law or regulations.

     Tenant agrees to protect, defend, indemnify and hold harmless Landlord, its directors, officers, employees, beneficiaries, successor trustees and agents, and any successors to Landlord's interest in the chain of title to the

Property, their partners, directors, officers, employees, beneficiaries, successor trustees, and agents, from and against any and all liability, including all foreseeable and all unforseeable damages including but not limited to attorney's and consultant's fees, fines, penalties and civil or criminal damages, directly or indirectly arising out of Tenant's (or Tenant's contractors', licensees', invitees', agents' or employees') use, generation, storage, treatment, release, threatened release, presence or disposal of Hazardous Materials from, on, at, under or to the Property during the Term of this Lease (as the same may be extended), and including, without limitation, the cost of any required or necessary repair, response action, remediation, investigation, cleanup or detoxification and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following transfer of title to the Property. This agreement to indemnify and hold harmless shall be in addition to any other obligations or liabilities Tenant may have to Landlord at common law under all statutes and ordinances or otherwise, and shall survive following the date of expiration or earlier termination of this Lease. Tenant expressly agrees that the representations, warranties and covenants made and the indemnities stated in this Lease may be assigned to subsequent parties in interest to the chain of title to the Property, which subsequent parties in interest may proceed directly against Tenant to recover pursuant to this Lease.

     Tenant shall notify Landlord in writing, promptly upon Tenant's learning thereof, of any:

     (a) notice or claim to the effect that Tenant is or may be liable to any person as a result of the release of threatened release of any Hazardous Material into the environment at, on or about the Property;

     (b) notice that Tenant is subject to investigation by any governmental authority evaluating whether any remedial action is needed to respond to the release or threatened release of any Hazardous Material into the environment at, on or about the Property;

     (c) notice that the Premises or the Property is subject to an environmental lien; and

     (d) notice of violation to Tenant or awareness by Tenant of a condition which might reasonably result in a notice of violation of any applicable Environmental Law that could have a material adverse effect upon the Property.

     The Tenant shall give written notice to the Landlord of any materials on OSHA's right to know list or which are subject to regulation by any other federal, state, municipal or other governmental authority and which the Tenant intends to have present at the Premises. The Tenant shall comply with all requirements of public authorities and of the Board of Fire Underwriters in connection with methods of storage, use and disposal thereof. The Tenant shall not permit in the Premises any nuisance, or the emission from the Premises of any objectionable noise, odor or vibration, nor use or devote the Premises or any part thereof for any purpose which is contrary to law or ordinance or liable to invalidate or increase premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building, nor commit or permit any waste in or with respect to the Premises.

     Landlord agrees to protect, defend, indemnify and hold harmless Tenant, its directors, officers, employees and agents and any successors to Tenant from and against any liability incurred by Tenant as a result of the enforcement of any Environmental Law against Tenant for any condition which (i) exists on the Property on the lease Commencement Date or (ii) is caused by Landlord or Landlord's contractor's, licenses, invitees, agents, employees after the lease Commencement Date.

     6.3  Laws and Regulations.  The Tenant shall comply with and shall keep the
          --------------------
Premises in compliance with all federal, state and local laws, regulations, ordinances, executive orders and similar requirements in effect from time to time, applicable to its use of the Premises and the Parking Spaces including, without limitation, Environmental Laws, applicable to the use, handling, storage and disposal of Hazardous Materials, the Americans with Disabilities Act, City of Cambridge ordinances with respect to smoking, animal experiments and hazardous waste and any such requirements pertaining to employment opportunity, anti-discrimination and affirmative action. Notwithstanding the foregoing, if an order, subpoena, judgment or the like has been issued by a governmental authority including, but not limited to, a court, administrative agency, commission, grand jury, or similar body, Tenant shall permit access to Tenant's books, records and accounts by Landlord or Landlord's agents.

     6.4  Rules and Regulations.  The Tenant shall not obstruct in any manner
          ---------------------
any portion of the Property not hereby leased; shall not permit the placing of any signs, curtains, blinds, shades, awnings, aerials or flagpoles, or the like, visible from outside the Premises; and shall comply with all rules of uniform application now or hereafter made by the Landlord for the care and use of the Property, including the parking facilities relating thereto and the Parking Lot. The Landlord shall not be liable to the Tenant for the failure of other occupants of the Building to conform to any such rules.

     Tenant shall, at its sole cost and expense and with Landlord's prior written approval, which approval shall not be unreasonably withheld, be entitled to place one sign on the Building in accordance with all applicable laws, rules, ordinances and regulations. Other tenants shall also be entitled to place signs on the Building in accordance with all applicable laws, rules, ordinances and regulations and in the event only one such sign is permitted by such laws,rules, ordinances and regulations, Landlord may, at its option, remove any sign placed by Tenant and, at Landlord's sole cost and expense, replace the same with a sign listing the Tenant and other tenants in the Building.

     6.5  Safety Compliance.  The Tenant shall keep the Premises equipped with
          -----------------
all safety appliances required by law or ordinance or any other regulations of any public authority because of any non-office use made by the Tenant and to procure all licenses and permits so required because of such use and, if requested by the Landlord, do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way the Tenant's Permitted Uses.

     6.6  Landlord's Entry.  The Tenant shall permit the Landlord and its agents
          ----------------
to enter the Premises at any time for the purpose of inspecting or of making repairs to the same, monitoring Tenant's compliance with the requirements and restrictions set forth in this Lease, and for the purpose of showing the Premises to prospective mortgagees and within six (6) months prior to the expiration of the Term or the Extended Term, as the case may be, to prospective purchasers or to prospective tenants. Except in the event of an emergency, Landlord shall make a reasonable effort to give advance notice to Tenant of Landlord's entry on the Premises and shall make a reasonable effort not to interfere with Tenant's business; provided, however, Landlord shall in no way whatsoever be liable to Tenant for failure to give such notice or for interference with Tenant's business.

     6.7  Floor Load.  The Tenant shall not place a load upon any floor in the
          ----------
Premises exceeding the floor load per square foot of area which such floor was designed to carry and which is allowed by law; and not move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such time as the Landlord shall in each instance authorize. The Tenant's machines and mechanical equipment shall be placed and maintained by the Tenant at the Tenant's expense in settings sufficient to absorb or prevent vibration or noise that may be transmitted to the Building structure or to any other space in the Building.

     6.8  Personal Property Tax.  The Tenant shall pay promptly when due all
          ---------------------
taxes which maybe imposed upon its personal property (including, without limitation, fixtures and equipment) in the Premises to whomever assessed.

     6.9  Assignment and Subleases.  The Tenant shall not assign, mortgage,
          ------------------------
pledge, hypothecate or otherwise transfer this Lease without, in each instance, having first received the consent of the Landlord, which consent may, in the Landlord's sole discretion, be withhold or conditioned upon the payment of such consideration as the Landlord may deem appropriate. Any assignment made without such consent shall be void.

     Notwithstanding the foregoing, Tenant shall have the right to sublease all or any portion of the Premises subject to Landlord's prior consent, which consent shall not be unreasonably withheld or delayed. Tenant and Landlord shall equally share any sublet profit, which shall be defined as the rent received by Tenant from the sublessee in excess of Tenant's obligations to Landlord under the Lease including all Additional Rent less all reasonable costs associated with the sublease. In the event that the Landlord approves an assignment or subletting by the Tenant, the Tenant named herein shall remain fully and primarily liable for the obligations of the tenant hereunder, including, without limitation, the obligation to pay Annual Fixed Rent and Additional Rent provided under this Lease provided, however,that Tenant may request Landlord and Sublessee to enter into a direct lease and if Landlord is willing, in its sole and absolute discretion, to enter into the direct lease with said sublessee, Tenant shall be relieved of all obligations hereunder with respect to the portion of the Premises sublet (except for obligations which are specifically stated to survive the expiration or earlier termination of the Lease), but shall not be entitled to share in any sublease profit, from and after the date of such direct lease.

     The Tenant shall give the Landlord notice of any proposed sublease or assignment, specifying the terms of the proposed subletting or assignment, including (i) the name and address of the proposed subtenant or assignee, (ii) a copy of the proposed subtenant's or assignee's most recent annual financial statement, (iii) all of the terms and provisions upon which the proposed subletting or assignment is to be made and (iv) such other information concerning the proposed subtenant or assignee as the Tenant has obtained the proposed subtenant or assignee as the Tenant has obtained in connection with the proposed subletting or assignment.

     The Tenant shall reimburse the Landlord promptly for reasonable legal and other expenses incurred by the Landlord in connection with any request by the Tenant for consent to any assignment or subletting. If this Lease is assigned or sublet without the Landlord's prior approval, the Landlord may, at any time and from time to time, collect rent and other charges from the assignee or sublessee and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting or collection shall be deemed a waiver of the prohibitions contained in this Section 6.9 or the acceptance of the assignee or sublessee as a tenant, or a release of the Tenant from the further performance by the Tenant of covenants on the part of the Tenant herein contained. The consent by the Landlord to an assignment or subletting shall not be construed to relieve the Tenant from obtaining the express consent in writing of the Landlord to any further assignment or subletting.

7.   Indemnity and Insurance
     -----------------------

     7.1  Tenant's Indemnity.  To the maximum extent this agreement may be made
          ------------------
effective according to law, the Tenant agrees to indemnify and save harmless the Landlord from and against all claims, loss, or damage of whatever nature arising from any breach by Tenant of any obligation Tenant under this Lease or from any act, omission or negligence of the Tenant, or the Tenant's contractors, licensees, invitees, agents, servants or employees, or arising from any accident, injury or damage whatsoever caused to any person or property, occurring after the date that Tenant first enters any portion of the Premises for any reason and until the end of the Term, and thereafter, so long as the Tenant is in occupancy of any part of the Premises, in or about the Premises or arising from any accident, injury or damage occurring outside the Premises but within the Building, on the Land, on the access roads and ways, in the parking facilities, the Parking Lot or within any adjacent area maintained by Landlord or any individual or entity affiliated with Landlord, in each case where such accident, injury or damage results, or is claimed to have resulted, from an act or omission on the part of the Tenant or the Tenant's agents or employees, licensees, invitees, servants or contractors. This indemnity and hold harmless agreement shall include indemnity against attorneys' fees and all other costs, expenses and liabilities incurred in connection with any such claim or proceeding brought thereon, and the defense thereof.

     7.1.1  Landlord's Indemnity.  To the maximum extent this Agreement may be
            --------------------
made effective according to law, the Landlord agrees to indemnity and save harmless the Tenant from and against all claims, loss or damage of whatever nature arising from any breach by Landlord of any obligation of Landlord under this Lease or from any act, omission or negligence of the Landlord or the Landlord's contractors, licensees, invitees, agents, servants or employees, or arising from any accident, injury or damage whatsoever caused by any person or property, occurring after the Lease Commencement Date and until the end of the Term, in or about the Premises, or arising from any accident, injury or damage occurring outside the Premises but within the Building, on the Land, on the access roads and ways in the parking facilities, the Parking Lot or within any adjacent area maintained by Landlord or any individual or entity affiliated with Landlord, in each case where such accident, injury or damage results, or is claimed to have resulted, from an act or omission on the part of Landlord or Landlord's agents or employees, licensee invitees, servants or contractors. This indemnity and hold harmless agreement shall include indemnity against attorneys' fees and other costs, expenses and liabilities incurred in connection with any such claim or proceeding brought thereon, and the defense thereof.

     7.2  Liability Insurance.  The Tenant agrees to maintain in full force from
          -------------------
the date upon which the Tenant first enters the Premises for any reason, throughout the Term, and thereafter, so long as the Tenant is in occupancy of any part of the Premises, a policy of commercial general liability insurance under which the Landlord (and Landlord's management company, and any holder of a mortgage on the Property of which Landlord notifies Tenant) and the Tenant are named as insureds, and under which the insurer provides a contractual liability endorsement insuring against all cost, expense and liability arising out of or based upon any and all claims, accidents, injuries and damages described in
Section 7.1, in the broadest form of such coverage from time to time available. Each such policy shall be noncancellable and nonamendable (to the extent that any proposed amendment reduces the limits or the scope of the insurance required in this Lease) with respect to the Landlord and mortgagees without thirty (30) days' prior notice to the Landlord and mortgagees and at the election of the Landlord, either a certificate or insurance or a duplicate original policy shall be delivered to the Landlord. The minimum limits of liability of such insurance as of the Lease Commencement Date shall be One Million Dollars ($1,000,000.00) for combined bodily injury (or death) and damage to property (per occurrence).

     7.3  Personal Property at Risk.  The Tenant agrees that all of the
          -------------------------
furnishings, fixtures, equipment, effects and property of every kind, nature and description of the Tenant and of all persons claiming by, through or under the Tenant which, during the continuance of this Lease or any occupancy of the Premises by the Tenant or anyone claiming under the Tenant, may be on the Premises or elsewhere in the Building or on the Property, shall be at the sole risk and hazard of the Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause other than the gross negligence or willful misconduct of Landlord or its agents, employees or invitees, no part of said loss or damage is to be charged to or be borne by the Landlord.

     7.4  Landlord's Insurance.  Landlord agrees to carry and maintain the
          --------------------
following insurance during the Term of this Lease; commercial general liability insurance against claims for personal injury, including death and property damages in or about the Premises and the Property with a general aggregate limit of $2,000,000, a products-completed operations limit of $2,000,000, and a each occurence limit of $1,000,000. Landlord shall also carry and maintain during the Term hereof, so-called comprehensive property insurance on the Premises, Building and Property in an amount equal to not less than the replacement cost thereof, which insurance shall include a replacement cost endorsement. Such personal property insurance to be in amounts sufficient to provide reasonable protection for the Premises, and the Building but may exclude Tenant's personal property and Non-Permanent Improvements. Such insurance shall expressly exclude property paid for by tenants or paid for by Landlord for which tenants have reimbursed Landlord located in, or constituting a part of the Building. Such insurance shall afford coverage for damages resulting from (a) fire, (b) perils covered by "all risk" property insurance, and (c) explosion of steam and pressure boilers and similar apparatus located in the Building or on the Property. All such insurance shall be procured from a responsible insurance company or companies authorized to do business in Massachusetts and in good standing therein and may be obtained by Landlord by endorsement on its blanket insurance policies. Evidence of such insurance required hereunder shall be provided by certificates of insurance delivered to Tenant at least annually and, if requested by Tenant, on a quarterly basis.

     7.5  Waiver of Subrogation.  Any insurance carried by either party with
          ---------------------
respect to the Building, Land, Premises or any property therein or occurrences thereon shall, without further request by either party, if it can be so written without additional premium, or with an additional premium which the other party elects to pay, include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss, including, without limitation, injury or loss caused by negligence of such other party, due to hazards covered by insurance containing such clause or endorsement to the extent of the indemnification actually received thereunder.

8.   Casualty and Eminent Domain
     ---------------------------

     8.1  Restoration Following Casualties.  If, during the Term, the Building
          --------------------------------
or Premises shall be damaged by fire or casualty, subject to the exceptions and limitations provided below, the Landlord shall proceed promptly to exercise reasonable efforts to restore the Building or Premises to substantially the condition thereof at the time of such damage, but the Landlord shall not be responsible for delay in such restoration which may result from any External Cause. The Landlord shall have no obligation to expend in the reconstruction of the Building or the Premises more than the actual amount of the insurance proceeds made available to the Landlord by its insurer and not retained by the Landlord's mortgagee. Any restoration of the Building or the Premises shall be altered to the extent necessary to comply with then current laws and applicable codes.

     8.2  Termination Election.  If the Landlord reasonably determines that the
          --------------------
amount of insurance proceeds available to the Landlord is insufficient to cover the cost of restoring the Building or if in the reasonable opinion of the Landlord the Building has been so damaged that it is appropriate for the Landlord to raze or substantially alter the Building or applicable laws, rules, ordinances and regulations do not permit restoration or reconstruction of the Building, then either the Landlord or Tenant may terminate this Lease by giving the other party notice within sixty (60) days after the date of the casualty. Any such termination shall be effective on the date designated in such notice but in any event, not later than sixty (60) days after such notice, and if no date is specified, effective upon the delivery of such notice.

     Tenant shall have the right to terminate this Lease by written notice to Landlord if: (i) the amount of insurance proceeds is insufficient to cover the cost of fully restoring the Premises for any reason (including any mortgagee's retention of insurance proceeds) and Landlord has notified Tenant that it is unwilling to fund the restoration or any part thereof; or (ii) subject to delays due to External Causes, the Premises are not in fact fully restored within two hundred forty (240) days following the occurrence of the damage, provided, however that in the event Landlord has commenced restoration and is diligently pursuing such restoration, Landlord shall be entitled to an additional reasonable period of time to complete such restoration so long as Landlord continues diligently pursuing such restoration.

     8.3  Casualty at Expiration of Lease.  If the Premises shall be damaged by
          -------------------------------
fire or casualty in such a manner that the Premises cannot, in the ordinary course, reasonably be expected to be repaired within one hundred and twenty
(120) days from the commencement of repair work and such damage occurs within the last two (2) years of the Term, either Landlord or Tenant shall have the right, by giving notice to the other party not later than sixty (60) days after such damage, to terminate this Lease, whereupon this Lease shall terminate as of the date of such notice.

     8.4  Eminent Domain.  Except as hereinafter provided, if the Premises, or
          --------------
such portion thereof as to render the balance (if reconstructed to the maximum extent practicable under the circumstances) unsuitable for the Tenant's purposes, shall be taken by condemnation or right of eminent domain, the Landlord or the Tenant shall have the right to terminate this Lease by notice to the other of its desire to do so, provided that such notice is given not later than thirty (30) days after the effective date of such taking. If so much of the Building shall be so taken that the Landlord determines that it would be appropriate to raze or substantially alter the Building, the Landlord or Tenant shall have the right to terminate this Lease by giving notice to the other party not later than thirty (30) days after the effective date of such taking.

     Should any part of the Premises be so taken or condemned during the Term, and should this Lease be not terminated in accordance with the foregoing provisions, the Landlord agrees to use reasonable efforts to put what may remain of the Premises into proper condition for use and occupation as nearly like the condition of the Premises prior to such taking as shall be practicable, subject, however, to applicable laws and codes then in existence and to the availability of sufficient proceeds from the eminent domain taking not retained by any mortgagee.

     8.5  Rent After Casualty or Taking.  If the Premises shall be damaged by
          -----------------------------
fire or other casualty, except as provided below, the Annual Fixed Rent and all Additional Rent shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by the Tenant. If the fire or other casualty was willfully caused by the Tenant, such abatement shall be made only to the extent that the Landlord is fully compensated therefor by any lost rent insurance. In the event of a taking which permanently reduces the area of the Premises, a just proportion of the Annual Fixed Rent and all Additional Rent shall be abated for the remainder of the Term.

     8.6  Intentionally omitted.
          ---------------------

     8.7  Taking Award.  The Landlord shall have and hereby reserves and
          ------------
excepts, and the Tenant hereby grants and assigns to the Landlord, all rights to recover for damages to the Property, the Building and the Land, and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, as aforesaid, and by way of confirming the foregoing, the Tenant hereby grants and assigns to the Landlord, all rights to such damages or compensation. Nothing contained herein shall be construed to prevent the Tenant from prosecuting in any condemnation proceedings a claim for loss of business, damage to Tenant's personal property and relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by the Landlord from the taking authority pursuant to the preceding sentence.

9.   Default
     -------

     9.1  Tenant's Default.  Each of the following shall constitute an Event of
          ----------------
Default:

     (a) Failure on the part of the Tenant to pay the Annual Fixed Rent, Additional Rent or other charges for which provision is made herein on or before the date on which the same become due and payable, if such condition continues for five (5) days after written notice from Landlord that the same are due; provided, however, any failure to pay the foregoing items when due following Landlord's delivery to Tenant of notice of default twice in any calendar year shall, if occurring during said calendar year, constitute an Event of Default without notice.

     (b) Failure to pay interest or principal within the applicable grace period, if any, under the promissory note executed by Tenant payable to the order of Landlord, including, but not limited to, the Note.

     (c) Failure on the part of the Tenant to perform or observe any other term or condition contained in this Lease if the Tenant shall not cure such failure within thirty (30) days after notice from the Landlord to the Tenant thereof, provided that in the case of breaches of obligations under this Lease which are susceptible to cure but cannot be cured within thirty (30) days through the exercise of due diligence, so long as the Tenant commences such cure within thirty (30) days, such breach remains susceptible to cure, and the Tenant diligently pursues such cure, such breach shall not be deemed to create an Event of Default.

     (d) The taking of the estate hereby created on execution or by other process of law; or a judicial declaration that the Tenant is bankrupt or insolvent according to law; or any assignment of the property of the Tenant for the benefit of creditors; or the appointment of a receiver, guardian, conservator, trustee in bankruptcy or other similar officer to take charge of all or any substantial part of the Tenant's property by a court of competent jurisdiction; or the filing of an involuntary petition against the Tenant under any provisions of the bankruptcy act now or hereafter enacted if the same is not dismissed within ninety (90) days; or the filing by the Tenant of any voluntary petition for relief under provisions of any bankruptcy law now or hereafter enacted.

     (e) Failure on the part of the Tenant to perform or observe any term or condition contained in the Security Agreement, if the Tenant shall not cure such failure within thirty (30) days after notice from Landlord to Tenant thereof, provided that in the case of breaches of obligations under the Security Agreement which are susceptible to cure, but cannot be cured within thirty (30) days with the exercise of due diligence, so long as Tenant commences such cure within thirty
          (30) days, such breach remains susceptible to cure and the Tenant diligently pursues such cure, such breach shall not be deemed to create an Event of Default.

     If an Event of Default shall occur, then, in any such case, whether or not the Term shall have begun, the Landlord lawfully may, immediately or at any time thereafter, give written notice to the Tenant specifying the Event of Default and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Lease Term, and the Tenant will then quit and surrender the Premises to the Landlord, but the Tenant shall remain liable as hereinafter provided.

     9.2 Damages.  In the event that this Lease is terminated, the Tenant
         -------
covenants to pay to the Landlord forthwith on the Landlord's demand, as compensation, an amount (the Lump Sum Payment) equal to the excess, if any, of the discounted present value of the total rent reserved for the remainder of the Term over the then discounted present fair rental value of the Premises for the remainder of the Term. In calculating the rent reserved, there shall be included, in addition to the Annual Fixed Rent and all Additional Rent, the value of all other considerations agreed to be paid or performed by the Tenant over the remainder of the Term. In addition, the Tenant shall pay punctually to the Landlord all the sums (Periodic Payments) and perform all the obligations which the Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by the Tenant under the foregoing covenant, the Tenant shall be credited with the net proceeds of any rent obtained by the Landlord in reletting the Premises, after deducting all the Landlord's expenses reasonably incurred in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting. The expenses of preparing the Premises for such reletting. The Tenant shall also be entitled to credit against the last periodic payments which would otherwise become due the amount, if any, paid to the Landlord as a Lump Sum Payment. The Landlord may
(i) relet the Premises, or any part or parts thereof, for a term or terms which may, at the Landlord's option, exceed or be equal to or less than the period which would otherwise have constituted the balance of the Term, and may grant such concessions and free rent as the Landlord in its reasonable commercial judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and improvements in the Premises as the Landlord in its commercial judgment considers advisable or necessary to relet the same. No action of the Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate to release or reduce the Tenant's liability. The Landlord shall be entitled to seek to rent other properties of the Landlord prior to reletting the Premises.

     9.3 Cumulative Rights.  The specific remedies to which the Landlord may
         -----------------
resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by the Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, the Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions, or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions. Nothing contained in this Lease shall limit or prejudice the right of the Landlord to prove for and obtain in proceedings for bankruptcy, insolvency or like proceedings by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages, referred to above.

     9.4 Self-help.  If an Event of Default shall have occurred and is
         ---------
continuing or conditions exist which with the passage of time and/or notice would constitute an Event of Default, the Landlord shall have the right, but not the obligation, upon reasonable, but in no event more than ten (10) days' notice to the Tenant (except in case of emergency in which case no notice need be given), to remedy any such Event of Default or condition which with the passage of time and/or notice would constitute an Event of Default. The Landlord may exercise its rights under this Section without waiving any other of its rights or releasing the Tenant from any of its obligations under this Lease.

     9.5 Enforcement Expenses.  The Tenant shall promptly reimburse the Landlord
         --------------------
for all costs and expenses, including without limitation reasonable legal fees, incurred by the Landlord in exercising and enforcing its rights under this Lease following the Tenant's failure to comply with its obligations hereunder, but only if such failure constitutes an Event of Default on the part of the Tenant, together with interest at the applicable rate specified in Section 9.6 from the date paid by the Landlord.

     9.6 Late Charges and Interest on Overdue Payments.  Any Annual Fixed Rent
         ---------------------------------------------
and Additional Rent which remains unpaid for a period of five (5) business days following the date when such payments are due shall bear interest to the Landlord from the expiration of said five day grace period until paid at the rate (the "Default Interest Rate") equal to the eighteen percent (18%) per annum.

     9.7 Landlord's Right to Notice and Cure.  The Landlord shall in no event be
         -----------------------------------
in default in the performance of any of the Landlord's obligations hereunder unless and until the Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default, after notice by the Tenant to the Landlord expressly specifying wherein the Landlord has failed to perform any such obligation.

10.  Mortgagees' Rights
     ------------------

    10.1  Subordination.  This Lease shall, at the election of the holder of any
          -------------
mortgage on the Property, be subject and
subordinate to any and all mortgages on the Property, so that the lien of any such mortgage shall be superior to all rights hereby or hereafter vested in the Tenant. Tenant agrees to execute, acknowledge and deliver, within fifteen (15) days after demand, such further instruments evidencing such subordination of this Lease to the lien of all such mortgages as may reasonably be required by Landlord provided that the form of such subordination complies with the terms and conditions contained in this Lease. Notwithstanding the foregoing, Tenant's covenant to subordinate this Lease to mortgages hereafter executed is conditioned upon Landlord obtaining for Tenant from any such mortgagee a non-disturbance agreement whereby the mortgagee agrees to recognize the rights of Tenant under this Lease in the event of foreclosure of the mortgage held by it, so long as Tenant is not in default hereunder, which such agreement shall be substantially in the form attached hereto as Exhibit H.
                                             ---------

     10.2  Tenant's Duty to Notify Mortgagee; Mortgagee's Ability to Cure.
           --------------------------------------------------------------
No act or failure to act on the part of the Landlord which would entitle the Tenant under the terms of this Lease, or by law, to be relieved of the Tenant's obligations to pay Annual Fixed Rent or Additional Rent hereunder or to terminate this Lease, shall result in a release or termination of such obligations of the Tenant or a termination of this Lease unless (i) the Tenant shall have first given written notice of the Landlord's act or failure to act to the Landlord's mortgagees of record, if any, of whose identity and address the Tenant shall have been given notice, specifying the act or failure to act on the part of the Landlord which would give basis to the Tenant's rights; and (ii) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, which shall include a reasonable time for such mortgagee to obtain possession of the Property if possession is necessary for the mortgagee to correct or cure the condition and if the mortgagee notifies the Tenant of its intention to take possession of the Property and correct or cure such condition.

     10.3  Estoppel Certificates.  The Tenant shall from time to time, upon not
           ----------------------
less than fifteen (15) days prior written request by the Landlord, execute, acknowledge and deliver to the Landlord a statement in writing certifying to the Landlord or an independent third party, with a true and correct copy of this Lease attached thereto, (i) that this Lease is unmodified and in full force and effect (or, if there have been any modifications, that the same is in full force and effect as modified and stating the modifications); (ii) that the Tenant has no knowledge of any defenses, offsets or counterclaims against its obligations to pay the Annual Fixed Rent and Additional Rent and to perform its other covenants under this.

Lease (or if there are any defenses, offsets, or counterclaims, setting them forth in reasonable detail); (iii) that there are no known uncured defaults of the Landlord or the Tenant under this Lease (or if there are known defaults, setting them forth in reasonable detail); (iv) the dates to which the Annual Fixed Rent, Additional Rent and other charges have been paid; (v) that the Tenant has accepted, is satisfied with, and is in full possession of the Premises, including all improvements, additions, and alterations thereto required to be made by Landlord under the Lease; (vi) except as specified, that the Landlord has satisfactorily complied with all of the requirements and conditions precedent to the commencement of the Term of the Lease as specified in the Lease; (vii) except as specified, the Term, the Lease Commencement Date, the Rent Commencement Date, and any other relevant dates, and that the Tenant has been in occupancy since the Lease Commencement Date and paying rent since the Rent Commencement Date; (viii) except as specified, that no monetary or other considerations, including, but not limited to, rental concessions from Landlord, special tenant improvements or Landlord's assumption of prior lease obligations of Tenant have been granted to Tenant by Landlord for entering into Lease, except as specified; (ix) except as specified, that Tenant has no notice of a prior assignment, hypothecation, or pledge of rents or of the Lease by Landlord; (x) that the Lease represents the entire agreement between Landlord and Tenant; (xi) that no prepayment or reduction of rent and no modification or termination of the Lease will be valid as to any mortgagee who enters into a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit H without the written consent of such party; (xii) that may
          ---------
notice to Tenant may be given it by certified or registered mail, return receipt requested, or delivered at the Premises, or at another address specified; and
(xiii) such other matters with respect to the Tenant and this Lease as the Landlord or the third party may reasonably request. On the Rent Commence Date, the Tenant shall, at the request of the Landlord or the third party may reasonably request. On the Rent Commencement Date, the Tenant shall, at the request of the Landlord, promptly execute, acknowledge and deliver to the Landlord a statement in writing that the Rent Commencement Date has occurred, that the Annual Fixed Rent and the Additional Rent has occurred, that the Annual Fixed Rent and the Additional Rent have begun to accrue and that the Tenant has taken occupancy of the Premises. Any statement delivered pursuant to this Section may be relied upon by any prospective purchaser or mortgagee of the Premises and shall be binding on the Tenant.

11.  Miscellaneous
     -------------

     11.1 Notice of Lease. The Tenant agrees not to record this Lease, but upon
          ---------------
request of either party, both parties shall execute and deliver a memorandum of this Lease in form appropriate for recording or registration, an instrument acknowledging the Lease Commencement Date, the Rent Commencement Date, and the Term, and if this Lease is terminated before the Term expires, an instrument in such form acknowledging the date of termination.

     11.2  Notices.  Whenever any notice, approval, consent, request, election,
           -------
offer or acceptance is given or made pursuant to this Lease, it shall be in writing. Communications and payments shall be addressed, if to the Landlord, at the Landlord's Address as set forth in Exhibit A or at such other address
                                           ---------
as may have been specified by prior notice to the Tenant; and if to the Tenant, at the Tenant's Address as set forth in Exhibit A or at such other place as may
                                        ---------
have been specified by prior notice to the Landlord. Any communication so addressed shall be deemed duly given on the earlier of (i) the date received or
(ii) on the third business day following the day of mailing if mailed by registered or certified mail, return receipt requested. If the Landlord by notice to the Tenant at any time designates some other person to receive payments or notices, all payments or notices thereafter by the Tenant shall be paid or given to the agent designated until notice to the contrary is received by the Tenant from the Landlord.

     11.3  Successors and Limitation on Liability of the Landlord. The
           ------------------------------------------------------
obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the original Landlord named herein and each successor Landlord shall be liable only for obligations accruing during the period of its ownership. The obligations of the Landlord shall be binding upon the assets of the Landlord consisting of an equity ownership of the Property but not upon any other assets of the Landlord and neither the Tenant, nor anyone claiming by, under or through the Tenant, shall be entitled to obtain any judgment creating personal liability on the part of the Landlord or enforcing any obligations on the Landlord against any assets of the Landlord other than an equity ownership of the Property.

     11.4  Waivers by the Landlord. The failure of the Landlord to seek redress
           -----------------------
for violation of, or to insist upon strict performance of, any covenant or condition of this Lease, shall not be deemed a waiver of such violation nor prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by the Landlord of Annual Fixed Rent or Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by the Landlord, unless such waiver be in writing signed by the Landlord. No consent or waiver, express or implied, by the Landlord to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

     11.5  Acceptance of Partial Payments of Rent.  No acceptance by the
           --------------------------------------
Landlord of a lesser sum than the Annual Fixed Rent and Additional Rent then due shall be deemed to be other than a partial installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and the Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance of such installment or pursue any other remedy in this lease provided. The delivery of keys to any employee of the Landlord or to the Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

     11.6  Interpretation and Partial Invalidity.  If any term of this Lease,
           -------------------------------------
or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law. The titles of the Articles are for convenience only and not to be considered in construing this Lease. This Lease contains all of the agreements of the parties with respect to the subject matter thereof and supersedes all prior dealings between them with respect to such subject matter.

     11.7  Quiet Enjoyment.  So long as the Tenant pays Annual Fixed Rent and
           ---------------
Additional Rent, performs all of the other Tenant covenants of this Lease and observes all conditions hereof, the Tenant shall peaceably and quietly have, hold and enjoy the Premises free of any claim by, through or under the Landlord.

     11.8  Brokerage.  The Tenant represents and warrants that it has had no
           ----------
dealing with any broker or agent other than Meredith & Grew, Incorporated in connection with this Lease and shall indemnify and hold harmless the Landlord from claims for any brokerage commission other than by Meredith & Grew, Incorporated, arising out of the Tenant's actions. Landlord represents and warrants that it has dealt with no broker or agent other than Meredith & Grew, Incorporated in connection with this Lease and shall indemnify and hold harmless the Tenant from claims for any brokerage commission, including any claim by Meredith & grew, Incorporated, arising out of Landlord's actions. Landlord further covenants and agrees to pay the brokerage commission of Meredith & Grew, Incorporated.

     11.9  Surrender of Premises and Holding Over.  The Tenant shall surrender
           --------------------------------------
possession of the Premises on the last day of the Term or the extended term, as the case may be, and the Tenant waives the right to any notice of termination or notice to quit. The Tenant covenants that upon the expiration or sooner termination of this Lease, it shall, without notice, deliver up and surrender possession of the Premises in the same condition in which the Tenant has agreed to keep the same during the continuance of this Lease and in accordance with the terms hereof, normal wear and tear excepted, first removing therefrom all goods and effects of the Tenant and any leasehold improvements which constitute Non-Permanent Improvements or which Landlord specified for removal at the time Landlord consented to their installation, and repairing all damage caused by such removal. Upon the expiration of this Lease or if the Premises should be abandoned by the Tenant, or this Lease should terminate for any cause, and at the time of such expiration, vacation, abandonment or termination, the Tenant or Tenant's agents, subtenants or any other person should leave any property of any kind or character on or in the Premises, the fact of such leaving of property on or in the Premises shall be conclusive evidence of intent by the Tenant, and individuals and entities deriving their rights through the Tenant, to abandon such property so left in or upon the Premises, and such leaving shall constitute abandonment of the property. Landlord shall have the right and authority without notice to the Tenant or anyone else, to remove and destroy, or to sell or authorize disposal of such property, or any part thereof, without being in any way liable to the Tenant therefor and the proceeds thereof shall belong to the Landlord as compensation for the removal and disposition of such property.

     If the Tenant fails to surrender possession of the Premises upon the expiration or sooner termination of this Lease, the Tenant shall pay to Landlord, as rent for any period after the expiration or sooner termination of this Lease an amount equal to twice the fair market rental value of the Premises as reasonably determined by Landlord. Acceptance by the Landlord of such payments shall not constitute a consent to a holdover hereunder or result in a renewal or extension of the Tenant's rights of occupancy. Such payments shall be in addition to and shall not affect or limit the Landlord's right of re-entry, Landlord's right to collect such damages as may be available at law, or any other rights of the landlord under this Lease or as provided by law.

     11.10   Security Deposit.  Tenant has paid to Landlord herewith a security
             ----------------
deposit of $17,500.00. Upon payment by Landlord of the first installment of the Improvement Loan pursuant to Section 4.6, Tenant shall increase the security deposit to $100,000.00. Upon the fifth anniversary of the Rent Commencement Date, and provided no Event of Default has occurred hereunder and no condition exists which with the passage of time and/or notice would constitute an Event of Default hereunder, Landlord shall return so much of the security deposit and interest if any, earned thereon, so that the principal balance remaining for the duration of the Term is $21,000.00. Landlord shall hold such deposit in a segregated, interest bearing account, and may apply such deposit to any outstanding obligation or to remedy any such condition upon an Event of Default of Tenant hereunder. Provided Tenant is not then in default hereunder, Landlord shall return the then remaining portion of the security deposit with all interest earned thereon to Tenant within thirty (30) days after the expiration of this Lease. In the event Landlord applies any such funds, Tenant shall pay to Landlord as Additional Rent within ten (10) days after invoice therefor, the amount of the security deposit applied by Landlord, such that the balance of the security deposit shall be restored to its original amount.

     11.11 Financial Reporting.  Tenant shall from time to time, but at least
           -------------------
annually within ninety (90) days of the end of Tenant's fiscal year, provide Landlord with financial statements of Tenant, together with related statements of Tenant's operations for the fiscal year then ended, certified by Tenant's certified public accountants.

     11.12 Landlord's Covenants.  Subject to the terms and conditions of this
           --------------------
Lease, Landlord hereby covenants and agrees to perform the services listed on
Exhibit I attached hereto and by this reference incorporated herein so long as Tenant (i) pays Annual Fixed Rent and Additional Rent, (ii) performs all of the other Tenant covenants of this Lease, and (iii) observes all conditions hereof.

     11.13 Building Permits.  In the event either Landlord's application for a
           ----------------
building permit for the Landlord's Base Building Work or Tenant's application for a building permit for the Tenant Improvement Work is denied by the City of Cambridge, Landlord and Tenant shall each be entitled to terminate this Lease upon thirty (30) days prior written notice to the other party; provided, however, that each party agrees to use its good faith commercially reasonable efforts to obtain the building permit which it has applied for.

     Executed as an instrument under seal as of the date set forth above.

                                  LANDLORD:

                                  By: /S/ Harry F. Stimpson, III,  Trustee
                                     -----------------------------------------
                                      Harry F. Stimpson, III, trustee
                                      under the will of Harry F. Stimpson
                                      and not individually

                                  TENANT:

                                  CUBIST PHARMACEUTICALS, INC., A
                                  Delaware Corporation


                                  By: /S/ John K. Clarke
                                     ----------------------------------------
                                     Name:  John K. Clarke
                                     Title: (Vice) President

                                  By: /S/ Signature
                                     ----------------------------------------
                                     Name:
                                     Title: (Assistant) Treasurer

EXHIBIT A
- ---------

                               Basic Lease Terms
                               -----------------

Annual Fixed Rent:

     Lease Years 1-5:    $7.50 per rentable square foot per year.

     Lease Year 6-10:    $9.00 per rentable square foot per year.

     Upon the Rent Commencement Date, Annual Fixed Rent shall be based upon 9,000 rentable square feet. The rentable square feet included in the calculation of Annual Fixed Rent shall be increased to become 14,000 rentable square feet on the first anniversary of the Rent Commencement Date.

Security Deposit:    $17,500 (as the same may be increased pursuant to Section
                     11.10)

Term: Ten years from the Rent Commencement Date (subject to the extension option contained in Section 2.5)

Termination Date:    Ten years from Rent Commencement Date

Extension Term:      One (1) five-year extension option (on the terms and
                     conditions contained in Section 2.5)

Premises:            14,000 rentable square feet located on the first floor of
                     the Building located at 149 Sidney Street, Cambridge, MA.

Permitted Uses:      General business and administrative offices, pharmaceutical research and laboratory uses, light assembly and accessory uses supporting the foregoing.

Lease
Commencement
Date:                The date of execution hereof.

Parking Lot:         The 30 car parking lot located on the corner of Sidney and
                     Emily street as more particularly described on Exhibit C
                                                                   ---------
                     attached hereto.

Parking Spaces:      Eighteen (18) parking spaces locating in the Parking Lot.

Rent
Commencement
Date: The earlier to occur of (i) Tenant's actual occupancy of any portion of the Premises in the conduct of its business, or (ii) September 15, 1993, so long as the Landlord's Base Building Work has been completed in accordance with and subject to Section 4.1.

Tenant's
Address:              Prior to the Rent Commencement Date:
                      c/o DSV Partners
                      221 Nassau Street
                      Princeton, NJ 08542
                      Attn:  John Clarke

                      On and after the Rent Commencement Date:
                      Cubist Pharmaceuticals, Inc.
                      149 Sidney Street
                      Cambridge, MA  02139

Landlord's
Address:              Trust under the Will of Harry F. Stimpson
                      c/o Meredith & Grew
                      160 Federal Street
                      Boston, MA 02110

                      Attention:  Robert M. Brierley

                                EXHIBIT B
                                ---------

                            Legal Description

     Land and buildings thereon located in Cambridge, Middlesex County, Commonwealth of Massachusetts bounded and described as follows:

     Known and numbered 137-149 Sydney Street and bounded:

     SOUTHEASTERLY by Sidney Street, 225.78 feet;
     -------------

     SOUTHWESTERLY by the parcel marked "8521 sq. ft." on the plan hereinafter
     -------------
     referred to, 162.45 feet;

     NORTHWESTERLY by land conveyed to Mabel S. Wilson, 223.76 feet;
     -------------

     NORTHEASTERLY by Emily Street, 176.83 feet.
     -------------

     Containing 38,085 square feet and being shown as Lot B2 on a plan entitled "Plan of Land in Cambridge, Surveyed for Harry F. Stimpson," dated Nov. 15, 1926, subdivision of Lot B, May 12, 1927, by W.A. Mason & Son Co., duly recorded, and being the southeasterly portion of the Third Parcel in a Deed from Harry F. Stimpson to Stimpson Investment Corporation dated December 21, 1931 and recorded with said Deeds at Book 5621, Page 234.

     Together with the right to use, in common with others, a driveway on the northwesterly side of Sidney Street and bounded:

     SOUTHEASTERLY by Sidney Street, 27.24 feet;
     -------------

     SOUTHWESTERLY by Lot A on said plan by W.A. Mason & Son Co. dated November
     -------------
     15, 1926, being in part Parcel One in a deed dated November 1, 1951 from Stimpson Investment Corporation to Harry F. Stimpson, Jr., and in parcel Parcel One in a deed dated November 1, 1951 and recorded with the Middlesex South District Registry of Deeds from Stimpson Investment Corporation to Edward S. Stimpson, by two lines measuring respectively 84 feet and 248.15 feet;

     NORTHWESTERLY by land of owners unknown, 26.30 feet; and
     -------------

     NORTHEASTERLY by Lots B1 and B2 on said plan, being in part the land
     -------------
     conveyed by Stimpson Investment Corporation to Mabel S. Wilson by deed dated November 1, 1951 and recorded with said Deeds at Book 7825, Page 531,
     342.01 feet.

     Being shown on said plan as containing 8521 square feet, and being the Sixty Parcel in said Deed from Harry F. Stimpson to Stimpson Investment Corporation dated December 21, 1931 and recorded with said Deeds at Book 5621, Page 234.

     For title, see Deed of Stimpson Investment Corporation dated November 1, 1951 and recorded with the Middlesex South District Registry of Deeds at Book 7825, Page 517.

                                     EXHIBIT C

     Land with the buildings thereon located in Cambridge, Middlesex County, Commonwealth of Massachusetts bounded and described as follows:

     PARKING LOT: Known as and numbered 135 Sidney Street, situated on the northerly corner of Sidney and Emily Streets, shown as Lot A on a plan recorded with said Deeds at end of Book 4320 and bounded:

     SOUTHEASTERLY by Sidney Street, 91.35 feet;
     _____________

     SOUTHWESTERLY by Emily Street, 91.23 feet;
     _____________

     NORTHWESTERLY by land now or formerly of Thairwall, 91.25 feet; and
     _____________

     NORTHEASTERLY by Lot B on said plan, 96.50 feet.
     _____________

     Containing according to said plan 8566 square feet of land.

     For title, see Deed of Stimpson Investment Corporation dated November 1, 1951 and recorded with the Middlesex South District Registry of Deeds at Book 7825, Page 517.

                                      EXHIBIT D

                            Landlord's Base Building Work

 -   New roof

 -   New windows

 -   Paint Building exterior

 -   Separate electrical service (see below)

 -   Repair/restore loading dock

 - Provide handicap accessibility to Building subject to further definition by Tenant of plans for Building entry

 -   Repave and reline the Parking Lot and loading area

 - Provide new fencing and landscaping of the Parking Lot as mutually agreed upon

 -   Remove asbestos pipe fitting from within Building

 - Provide 1800 amp electrical service; provided however, if the cost to provide separate electric service to 148 Sidney is required to be paid for by Landlord, Tenant hereby agreed to pay one half of said cost up to a maximum of $15,000 upon ten day's prior written notice from Landlord.

All in accordance with the specifications attached hereto as Schedule 1.

                            SCHEDULE 1 TO EXHIBIT D
                            -----------------------



                      Landlord Base Building Improvements
                      -----------------------------------

New Roof
- --------

Remove existing roofing, roof debris; HVAC equipment and steel support to remain. Install a fully adhered roof system complete with wood nailers, R-20 insulation, flashings and metal trim. System to be installed per manufacturers specifications and shall have a ten year warranty.

New Windows
- -----------

Remove all existing windows and replace with new bronze aluminum framed fixed windows with 1" clear insulated glass. Provide a new sill cover flashing and perimeter exterior caulking.

Paint Building Exterior
- -----------------------

Paint the entire exterior of the building with two colors, two coats.

Segregate Electrical Service
- ----------------------------

The existing electrical service consists of a 3000 amp 120/208 volt system, with a 2500 amp circuit breaker feeding the 149 Sidney Street building and an 800 amp breaker feeding the 148 Sidney Street building. Modify the existing swithgear as required to provide feeds to tenant spaces with checkmeters as follows:

     -  1,800 amp to Cubist
     -  1,200 amp to remaining portion of the building and house service

Repair/Restore Loading Dock
- ---------------------------

Install plywood facing to lower portion of loading dock to improve appearance. Paint to match building.

Provide handicap accessibility based on Tenant Plan
- ---------------------------------------------------

Remove existing concrete slab at entrance and create a new handicap ramp.

Repave and reline the Parking Lot and Loading Area
- --------------------------------------------------

Repave the entire loading dock area in the rear of the building with a 2" overlay.

Pave and restripe the parking lot on the corner of Emily Street and Sydney Street. Remove large bumps and loose asphalt, patch with leveling course and install 2" top coat.

Provide new fencing for the parking lot
- ---------------------------------------

Remove existing fencing and install a new 5' chain link fence.

Asbestos abatement
- ------------------

Remove asbestos pipe fittings from premises.

                                   EXHIBIT E
                                   ---------

                            Tenant Improvement Work

Plans and specifications prepared by Olson Lewis Architects & Planners, Inc., 17 Elm Street, Manchester-by-the-Sea, Massachusetts 01944, the specifications for which are dated April 6, 1993 and the plans for which are dated April 5, 1993 captioned "New Offices and Laboratories for Cubist, Incorporated".

                                  EXHIBIT E-1
                                  -----------

     The following equipment may be removed and the Premises restored if, but only if, the Tenant Improvement Loan is not made:



Glasswash Facility
     Autoclave
     Glass Washer
     Steam Generator
     Hot water booster
     Glassware Dryer

Darkroom Equipment
     Film Processor
     X-O-Mat

Manifold System
Telephone System
Access Control System
Uninterupted Power Supply
Standby Generator
Pure Water System
Laboratory benches and tables and shelves
Laboratory Fume Hoods

Environmental Rooms

Vacuum System
Air Compressor System
Laboratory pH Adjustment System
Fume Hood Alarm System

                                   EXHIBIT F
                                   ---------

                                    Form of
                                Promissory Note
                                ---------------

$700,000.00                                                           , 19
                                                 ---------------------    --

     FOR VALUE RECEIVED, Cubist Pharmaceuticals, Inc. a Delaware corporation with an address of 149 Sidney Street, Cambridge, Massachusetts (the "Borrower"), promise(s) to pay to the order of Harry F. Stimpson, III, Trustee under the will of Harry F. Stimpson, or order (together with any successor holder or holders of this Note, the "Lender") at its office c/o Meredith & Grew, 160 Federal Street, Boston, Massachusetts 02110, or such other place as Lender may designate, the principal sum of Seven Hundred Thousand Dollars ($700,000.00), or so much thereof as shall be advanced hereunder, together with interest thereon, as hereinafter set forth.

     Interest on the principal balance of this Note from time to time outstanding shall accrue at the rate of twelve percent (12%) per year. Principal and interest shall be payable in equal monthly installments in an amount necessary to fully amortize the outstanding balance by the fifth anniversary of the date hereof, regardless of when the principal is advanced, beginning with the _____ day of ________________, 19__, and continuing on the _____ day of each month until the fifth anniversary of the date hereof. Interest shall be computed on the basis of a three hundred and sixty (360)-day year and shall be paid for the actual number of days on which principal is outstanding. All payments shall be applied first to interest and the balance to principal, except that in the event of a default hereunder which is not cured within the applicable grace period, any payment may be applied first to principal, at the option of Lender.

     In any event, the entire outstanding principal balance of this Note, together with any accrued interest and other charges as may be due hereunder, shall be paid on the fifth anniversary of the date hereof (the "Maturity Date").

     In the event that any regularly scheduled payment due hereunder is not paid when due, Lender shall have the right, in addition to any other rights hereunder, to collect a late charge as compensation for increased costs of administering such late payment. Such late charge shall be in an amount equal to three percent (3%) of the amount of such late payment, and shall be due and payable upon demand.

     In the event that any payment due hereunder is not paid when due or upon a default under the Security Agreement securing this Note (the "Security Agreement") or under the Lease dated _______________________ (the "Lease") by and between Lender as landlord and Borrower as tenant (together with this Note, the Lease and the Security Agreement, the "Loan Documents") which default is not cured within the applicable grace period, if any, Lender, at its option, may declare immediately due and payable the entire outstanding balance of principal and interest, together with all other charges which Lender may be entitled. If this Note is so accelerated or any amounts due hereunder are not paid on the Maturity Date, all amounts due hereunder shall, after such acceleration or such Maturity Date, as the case may be, bear interest at the rate of sixteen percent (16%) per year, until paid.

     On any payment date, the outstanding balance of principal due hereunder may be prepaid in whole, or in part in multiples of One Thousand Dollars ($1,000.00) provided that at least five (5) days, prior written notice of such prepayment shall have been given to Lender.

     Any notice required or permitted to be delivered hereunder shall be in writing and shall be deemed to be delivered on the earlier of (i) the date received, or (ii) the date of delivery, refusal, or non-delivery indicated on the return receipt, if deposited in a United States Postal Service depository, postage prepaid, sent registered or certified mail, return receipt requested, addressed to the party to receive the same at the address of such party set forth at the beginning of this Note, or at such other address as may be designated in a notice delivered or mailed as herein provided.

     The obligations of Borrower hereunder, if more than one, shall be joint and several.

     Borrower agrees to pay all charges (including reasonable attorney's fees) of Lender in connection with the collection and/or enforcement of this Note or any other Loan Document or in protecting or preserving the security for this Note, whether or not suit is brought against Borrower.

     The failure of Lender at any time to exercise any option or right hereunder shall not constitute a waiver of Lender's right to exercise such option or right at any other time.

     Borrower and all endorsers and guarantors of this Note hereby jointly and severally waive presentment, demand, notice, protest and all other suretyship defenses generally and agree that (i) any renewal, extension or postponement of the time of payment or any other indulgence, (ii) any modification, supplement or alteration of any of the Borrower's obligations undertaken in connection with this Note or any of the other Loan Documents, or (iii) any substitution, exchange or release of collateral or the addition or release of any person or entity primariy or secondarily liable, may be effected without notice to Borrower or any endorser or guarantor of Borrower's obligations, and without releasing Borrower or such endorser or guarantor from any liability hereunder. Nothing contained herein shall be construed to permit Lender to unilaterally alter the terms of this Note without agreement of the Borrower.

     This Note shall be governed by, construed, and enforced in accordance with the laws of The Comonwealth of Massachusetts. If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect. If the payment of any interest due hereunder would subject Lender to any penalty under applicable law, then the payments due hereunder shall be automatically reduced to what the would be at the highest rate authorized under applicable law.

     This Note shall have the effect of an instrument under seal.

WITNESS:                              BORROWER:
                                      Cubist Pharmaceuticals, Inc., a Delaware corporation

- ---------------------------------     By:  -------------------------------------
                                           Name:
                                           Title:


- ---------------------------------     By:  ------------------------------------
                                           Name:
                                           Title:

                                   EXHIBIT G
                                   ---------

                                    Form of
                          General Security Agreement
                          --------------------------

    AGREEMENT made this _____ day of ____________________, 19__ between Cubist Pharmaceuticals, a Delaware corporation with a principal place of business at 149 Sidney Street, Cambridge, MA ("Debtor") and Harry F. Stimpson, III, Trustee under the will of Harry F. Stimpson with a principal place of business at c/o Meredith & Grew, 160 Federal Street, Boston, MA 02110 ("Secured Party").

    1.   Security Interest. Debtor grants to Secured Party a security interest
         -----------------
("Security Interest") in all personal property, fixtures and equipment which constitute either Tenant Improvement Work or Permanent Improvements, as those terms are defined in that certain Lease (the "Lease") dated April ___, 1993 by and between Debtor as Tenant and Secured Party as Landlord (as such terms are defined by the Uniform Commercial Code as in effect in Massachusetts from time to time [the "Uniform Commercial Code"]) in which Debtor now has or hereafter acquires any right and the proceeds therefrom ("Collateral") presently including, but not limited to, the personal property and fixtures listed on Exhibit A hereto. The Security Interest shall secure the payment and performance of Debtor's promissory note of even date in the principal amount of Seven Hundred Thousand Dollars ($700,000.00) ("Note") the payment and performance of all other liabilities and obligations of Debtor to Secured Party of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under the Agreement (collectively with the Note called the "Obligations").

    2.   Financing Statements and Other Action. Debtor agrees to do all acts
         -------------------------------------
which Secured Party deems necessary or desirable to protect the Security Interest or to otherwise carry out the provisions of this Agreement, including, but not limited to, the execution of financing, continuation, amendment and termination statements and similar instruments and the procurement of waivers and disclaimers of interest in the Collateral by the owners of any real estate on which the Collateral is located. Debtor appoints Secured Party as Debtor's attorney irrevocable to do all acts which Debtor may be required to do under this Agreement.

    3.   Debtor's Place of Business. Debtor warrants that:
         --------------------------

         (a) Debtor's principal place of business is located at 149 Sidney Street, Cambridge, Massachusetts.

          (b) Debtor has no other place of business within the Commonwealth of Massachusetts.

          (c) the records concerning Debtor's accounts and contract rights are located at Debtor's principal place of business.

     Debtor covenants to notify Secured Party of the addition or discontinuance of any place of business or any change in the information contained in this paragraph 3.

     4.   Location of Collateral. Debtor warrants and covenants that all of the
          ----------------------
Collateral shall be located at Debtor's principal place of business specified in paragraph 3(a) of this Agreement.

     None of the Collateral shall be removed from this location specified in this paragraph other than in the ordinary course or business.

     5.   Encumbrances and Equipment Leasing.  Debtor warrants that Debtor has
          ----------------------------------
title to the Collateral and that there are no sums owed or claims, liens security interests or other encumbrances against the Collateral. The Debtor shall not permit, without the prior written consent of the Secured Party the creation or continued existence, whether by voluntary action or operation of law, of any security interest in or other encumbrance on the Collateral.

     If, at any time, the Collateral or any portion thereof is subject to a security interest other than this Security Agreement, the Debtor shall not modify, amend, or fail to comply with any term or condition of such security interest or the obligation secured thereby or any lease of such equipment without the prior written consent of the Security Party. Notice is hereby given to any holder of a junior security interest in or other encumbrance on the Collateral that the Note and Obligation may be amended. The holder of any such security interest or encumbrance subject to this Security Agreement shall be deemed to have agreed to any amendment to the Note and Obligations including, without limitation, any change in interest rate.

     6.   Disposition of Collateral.
          -------------------------
     Debtor shall not sell, lease or otherwise dispose of any item of the Collateral and shall not use Collateral in violation of any law.

     7. Fixtures.  It is the intention of the Debtor and the Secured Party that
        --------
all of the Collateral shall become fixtures and shall be deemed property of the Secured Party as Landlord under the lease upon expiration or earlier termination thereof without any further act and to the extent necessary to accomplish the foregoing, this instrument shall be construed as a bill of sale and Debtor hereby grants, transfers, conveys, assigns and bargains the Collateral to the Secured Party upon the expiration or earlier termination of the Term of the Lease, as defined therein.

     8. Default.  If, while any Obligations are outstanding, any one or more of
        -------
the following events of default shall occur:

        (a) any representation made by Debtor is untrue or any warranty is not fulfilled;

        (b) Debtor fails to pay any amounts due under any of the Obligations when due and such failure continues for a period of fifteen (15) days;

        (c) Debtor fails to observe or perform any covenant, warranty or agreement to be performed by Debtor under (i) this Agreement and such failure continues for a period of thirty (30) days after Secured Party gives written notice of such failure to Debtor or (ii) under any other document executed by Debtor in connection with the Obligations and such failure shall not be remedied within the time permitted under such document;

        (d) Debtor or any guarantor of any of the Obligations is involved in any financial difficulty as evidenced by

             (i) an assignment, composition or similar device for the benefit of creditors, or

            (ii)  inability to pay debts when due, or

           (iii) an attachment or receivership of assets not dissolved within thirty (30) days, or

            (iv) the filing by Debtor or any guarantor of a petition under any chapter of the Federal Bankruptcy Code or the institution of any other proceeding under any law relating to bankruptcy, bankruptcy reorganization, insolvency or relief of debtors, or

             (v) the filing against Debtor or any guarantor of an involuntary petition under any chapter of the Federal Bankruptcy Code or the institution of any other proceeding under any law relating to bankruptcy, bankruptcy reorganization, insolvency or relief of debtors where such petition or proceeding is not dismissed within thirty (30) days from the date on which it is filed or instituted;

then in each such event Secured Party may declare Debtor in default and exercise the Rights on Default as hereinafter defined.

     9.   Rights on Default.  In the event of a default under this Agreement,
          -----------------
Secured Party may:

          (a) by written notice to Debtor declare the Obligations, or any of them, to be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived;

          (b) exercise the rights and remedies accorded a secured party by the Uniform Commercial Code or by any document securing the Obligations;

          (c) perform any warranty, covenant or agreement which Debtor has failed to perform under this Agreement;

          (d) take any other action which Secured Party deems necessary or desirable to protect the Collateral or the Security Interest.

     No course of dealing or delay in accelerating the Obligations or in taking or failing to take any other action with respect to any event or default shall affect Secured Party's right to take such action at a later time. No waiver as to any one default shall affect Secured Party's rights upon any other default.

     Secured Party may exercise any or all of its Rights on Default concurrently with or independently of and without regard to the provisions of any other document which secures an Obligation.

     After default, Debtor, upon demand by Secured Party, shall assemble the Collateral at Debtor's cost and make it available to Secured Party at a place to be designated by Secured Party.

     The requirement of the Uniform Commerical Code that Secured Party give Debtor reasonable notice of any proposed sale of disposition of the Collateral shall be met if such notice is given to Debtor at least five (5) days before the time of such sale of disposition.

     10. Expenses. Any payment made or expense incurred by Secured Party
         --------
(including, without limitation, reasonable attorneys' fees and disbursements) in connection with the preparation of this Agreement, any other document executed by Debtor in connection with the Obligations and any amendment thereto, or in connection with the exercise of any Right on Default shall be added to the indebtedness of Debtor to Secured Party, shall earn interest at the rate set forth in the Note, shall be payable upon demand and shall be secured by the Security Interest.

     11.  Notices.  Any notice under this Agreement shall be in writing and
          -------
shall be deemed delivered if mailed, postage prepaid, to a party at the principal place of business specified in this Agreement or such other address as may be specified by notice given after the date hereof.

     12.  Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and shall bind the heirs, executors, administrators, legal representatives, successors and assigns of the parties. The obligations of Debtor, if more than one, shall be joint and several.

     13.  Interpretation.  Reference to the singular or the plural shall be
          --------------
deemed to include the other where the context requires. In particular, the use of the term "Debtor" in the singular shall include all debtors and the default of any debtor shall be deemed to be a default of all debtors.

     14.  Governing Law.  This Agreement shall be governed by and construed
          -------------
under the laws of the Commonwealth of Massachusetts.

     This Agreement shall have the effect of an instrument under seal.

                                                DEBTOR:

                                                Cubist Pharmaceuticals, a
                                                Delaware corporation


                                                By: ____________________________
                                                    Name:
                                                    Title:


                                                SECURED PARTY:


                                                ________________________________
                                                Harry F. Stimpson, III,
                                                Trustee under the will of
                                                Harry F. Stimpson, and not
                                                individually

                                      EXHIBIT A
                                      ---------

                               List of Collateral and
                        Encumbrances Against the Collateral
                        -----------------------------------

     All Tenant Improvement Work and Permanent Improvements as defined in the Lease.

                                   EXHIBIT H
                                   ---------

            Subordination, Non-Disturbance and Attornment Agreement
            -------------------------------------------------------

     THIS AGREEMENT is made and entered into as of this ____ day of ___________, by and among __________________, a national banking association (the "Lender"), Harry F, Stimpson, III, as Trustee under the Will of Harry F. Stimpson, late of Brookline, Massachusetts, Norfolk Probate No. 99898, (the "Landlord") and Cubist Pharmaceuticals, Inc. (the "Tenant").

     Reference is made to the following facts:

     A. Landlord and Tenant have entered into a lease, dated _________________, (the "Lease") with respect to a portion of the property owned by the Landlord located at 149 Sidney Street, Cambridge, Massachusetts (hereinafter referred to as the "Property" or the "Leased Premises").

     B. On or about the date hereof, Landlord entered into and delivered to Lender a Mortgage and Security Agreement (the "Mortgage"), relating to the Property to secure the payment of the indebtedness described in the Mortgage which Mortgage is recorded herewith.

     C. On or about the date hereof, Landlord entered into and delivered to Lender that certain Assignment of Leases and Rents (the "Assignment of Leases"), assigning all of Landlord's right, title and interest as lessor under the Lease to further secure the indebtedness described in the Mortgage which Assignment and Lease is recorded herewith.

     D. Lender has requested that Tenant subordinate its leasehold interest in the Property to the Mortgage and to take certain other actions with respect to the Lease. The Tenant has requested that Lender provide Tenant with certain non-disturbance protections on the terms set forth below, and Tenant has agreed to attorn to Lender in the event that Lender obtains possession of the Property.

     NOW, THEREFORE, for and in consideration of the mutual covenants herinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are herby acknowledge, Lender, Landlord and Tenant hereby covenant and agree as follows:

     1.  Estoppel:  Tenant hereby certifies to Lender that (i) the Lease, as
         --------
described above, is the true, correct and complete Lease, and has not been modified or amended and constitutes the entire agreement between Landlord and Tenant, and (ii) as far as is known to Tenant, there are no defaults of Landlord or Tenant under the Lease and there are no existing circumstances which with the passage of time, or giving of notice, or both, would give rise to a default under the Lease and/or allow Tenant to terminate the Lease.

     2.  Non-Disturbance.  So long as no default exists, nor any event has
         ---------------
occurred which has continued to exist for such period of time (after notice, if any, required by the Lease) as would entitle the Landlord to terminate the Lease or would cause, without any further action on the part of Landlord, the termination of the Lease or would entitle Landlord to dispossess the Tenant, the Lease shall not be terminated, nor shall Tenant's use, possession or enjoyment of the Leased Premises or rights under the Lease be interfered with in any foreclosure or other action or proceeding in the nature of foreclosure instituted under or in connection with the Mortgage or in case of Lender takes possession of the Property pursuant to any provisions of the Mortgage or the Assignment of Leases, unless the Landlord would have had such right if the Mortgage or the Assignment of Leases had not been made, except that neither the person or entity acquiring the interest of the Landlord as a result of any such action or proceeding or deed in lieu of any such action or proceeding (the "Purchaser") nor Lender if Lender takes possession of the Property shall be (a) liable for any act or omission of any prior lessor under the Lease; or (b) liable for the return of any security deposit which Tenant has paid to any prior lessor under the Lease, unless actually paid to Purchaser or Lender; or (c) subject to any offsets or defenses which the Tenant might have against any prior lessor under the Lease; or (d) bound by any consent by any base rent, percentage rent or any other payments which Tenant might have paid for more than the current month to any prior lessor under the Lease; or (e) bound by any amendment or modification of the Lease made without Lender's prior written consent; or (f) bound by any consent by any lessor under the Lease to any assignment or sublease of the Tenant's interest in the Lease made without also obtaining Lender's prior written consent; or (g) personally liable for any default under the Lease or any covenant or obligation on its part to be performed thereunder as lessor, it being acknowledge that Tenant's sole remedy in the event of such default shall be to proceed against Purchaser's or Lender's interest in the Property.

     3. Attornment. Unless the Lease is terminated in accordance with Paragraph 2 hereof, if the interests of the Landlord shall be transferred by reason of the exercise of the power of sale contained in the Mortgage (if applicable), or by any foreclosure or other proceeding for enforcement of the Mortgage, or by deed in lieu of foreclosure or such other proceeding, or if Lender takes possession of the Property pursuant to any provisions of the Mortgage or the Assignment of Leases, the Tenant thereunder shall be bound to the Purchaser or Lender, as the case may be, under all of the terms, covenants and conditions of the Lease for the balance of the term thereof and any extensions or renewals thereof in the Lease, with the same force and effect as if the Purchaser or Lender were the lessor under the Lease, and Tenant, as lessee under the Lease, does hereby attorn to the Purchaser and Lender if it takes possession of the Property, as its lessor under the Lease. Such attornment shall be effective and self-operative without the execution of any further instruments upon the succession by Purchaser to the interest of the Landlord or the taking of possession of the Property by Lender. Nevertheless, Tenant shall, from time to time, execute and deliver such instruments evidencing such attornment as Purchaser or Lender may require. The respective rights and obligations of Purchaser, Lender and of the Tenant upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions and renewals, shall be and are the same as now set forth in the Lease except as otherwise expressly provided in Paragraph 2 hereof.

     4.  Subordination.  Tenant hereby subordinates all of its right, title and
         --------------
interest as lessee under the Lease to the right, title and interest of Lender under the Mortgage, and Tenant further agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage (including, without limitation, the casualty and condemnation provisions of the Lease, which are hereby specifically subordinated to the Mortgage) and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage.

     5.  Assignment of Leases.  Tenant hereby acknowledges that all of
         --------------------
Landlord's right, title and interest as lessor under the Lease is being duly assigned to Lender pursuant to the terms of the Assignment of Leases, and that pursuant to the terms thereof all rental payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease unless and until Tenant is otherwise notified in writing by Lender. Upon receipt of any such written notice from Lender, Tenant covenants and agrees to make payment of all rental payments then due or to become due under the Lease directly to Lender or to Lender's agent designated in such notice and to continue to do so until otherwise notified in writing by Lender. Landlord hereby irrevocably directs and authorizes Tenant to make rental payments directly to Lender following receipt of such notice, and covenants and agrees that Tenant shall have the right to rely on such notice without any obligation to inquire as to whether any default exists under the Mortgage or the Assignment of Leases or the indebtedness secured thereby, and notwithstanding any notice or claim of Landlord to the contrary, and that Landlord shall have no right or claim against Tenant for or by reason of any rental payments made by Tenant to Lender following receipt of such notice. Tenant further acknowledges and agrees:
(a) that under the provisions of the Assignment of Leases, the Lease cannot be terminated by Landlord (nor can Landlord accept any surrender of the Lease) or modified in any of its terms, or consent be given to the waiver or release of tenant from the performance or observance of any obligation under the Lease, without the prior written consent of Lender, and without such consent no rent may be collected or accepted by Landlord more than one month in advance; and
(b) that the interest of Landlord as lessor under the Lease has been assigned to Lender for purposes specified in the Mortgage or the Assignment of Leases, and lender assumes no duty, liability or obligation under the Lease, except only under the circumstances, terms and conditions specifically set forth in the Mortgage and the Assignment of Leases.

     6.  Notice of Default by Landlord.  Tenant, as lessee under the Lease,
         ------------------------------
hereby covenants and agrees to give Lender written notice properly specifying when the Landlord has failed to perform any of the covenants or obligations of Landlord, simultaneously with the giving of any notice of such default to the lessor under the provisions of the Lease. Tenant agrees that Lender shall have the right, but not the obligation, within thirty (30) days after receipt by Lender of such notice to correct or remedy, or cause to be corrected or remedied, each such default before the lessee under the Lease may take any action under the Lease by reason of such default. Such notices to Lender shall be delivered to:
                    Lender

                    ---------------------------
                    ---------------------------
                    ---------------------------

or to such other address as the Lender shall have designated to Tenant by giving written notice to Tenant at:

                    Tenant
                    149 Sidney Street
                    Cambridge, MA  02142
                    Attention:
                              -----------------

or to such other address as may be designated by written notice from Tenant to Lender.

    7.   No Further Subordination.  Except as expressly provided to the contrary
         ------------------------
in Paragraph 4 hereof, Landlord and Tenant covenant and agree with Lender that there shall be no further subordination of the interest of Tenant under the Lease to any lender or to any other party without first obtaining the prior written consent of Lender. Any attempt to effect a further subordination of Tenant's interest under the Lease without first obtaining the prior written consent of Lender shall be null and void.

    8.   As to Landlord and Tenant.  As between Landlord and Tenant, Landlord
         -------------------------
and Tenant covenant and agree that nothing herein contained nor anything done pursuant to the provisions hereof shall be deemed or construed to modify the Lease.

    9.   As to Landlord and Lender.  As between Landlord and Lender, Landlord
         -------------------------
and Lender covenant and agree that nothing herein contained nor anything done pursuant to the provisions thereof shall be deemed or construed to modify the Mortgage or the Assignment of Leases.

   10.   Title of Paragraphs.  The titles of the paragraphs of this agreement
         -------------------
are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this agreement.

   11.   Governing Law.  This agreement shall be governed by and construed in
         -------------
accordance with the laws of the Commonwealth of Massachusetts.

   12.   Provisions Binding.  The terms and provisions hereof shall be binding
         ------------------
upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of Lender, Tenant and Landlord. The reference contained to successors and assigns of Tenant is not intended to constitute and does not constitute a consent by Landlord or Lender to an assignment by Tenant, but has reference only to those instances in which the Landlord and Lender shall have given written consent to a particular assignment by Tenant thereunder.

    IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals as of the day, month and year first above written.

LENDER:

LANDLORD:


                                              ----------------------------------
                                              Harry F. Stimpson, III, as Trustee
                                              under the Will of Harry F.
                                              Stimpson and not individually


TENANT:


                                              By:
                                                   -----------------------------
                                                   Its:


                         COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                      , 1993
                                                        ---------
     Then personally appeared the above-named                          ,
                                              -------------------------
                           of [Lender] and acknowledged the foregoing
- --------------------------
instrument to be his free act and deed as
                                          -----------------------------
of said [Lender], before me,


                                                   -----------------------------
                                                   Notary Public
                                                   My commission expires:


                         COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                      , 1993
                                                        ---------

     Then personally appeared the above-named Harry F. Stimpson, III as Trustee under the Will of Harry F. Stimpson, and acknowledged the foregoing instrument to be his free act and deed as trustee of said will, before me,


                                                   -----------------------------
                                                   Notary Public
                                                   My commission expires:

                              STATE OF NEW JERSEY


COUNTY OF MERCER                                             May 3    , 1993

     Then personally appeared the above-named John K. Clarke, and John P. Park of the [Tenant], and acknowledged the foregoing instrument to be his free act and deed as ____________________ of said [Tenant], before me,


                                                   _____________________________
                                                   Notary Public
                                                   My commission expires:

                                   EXHIBIT I
                                   ---------

                               Landlord Services


1.  Snow removal from the Parking Lot and sidewalks on the Land.

                           FIRST AMENDMENT TO LEASE
                           ------------------------

       This first Amendment to Lease (this "First Amendment") is dated as of September 19, 1994 by and between Harry F. Stimpson, III, Trustee under the Will
- ------------
of Harry F. Stimpson, Norfolk Probate No. 99898 ("Landlord"), and Cubist Pharmaceutical, Inc., a Delaware corporation, ("Tenant").

                                   RECITALS
                                   --------

       A. Reference is made to that certain lease (the "Lease") entered into as of May 11, 1993 by and between Landlord and Tenant pursuant to which Tenant has leased 14,000 square feet of the building located at 149 Sidney Street, Cambridge, Massachusetts.

       B. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Lease.

       C. Landlord and Tenant have agreed to expand Tenant's Premises on the terms and conditions herein contained.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

       1. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to and with the benefit of the terms, covenants, conditions and provisions of the Lease, as amended hereby, approximately 6,510 square feet of additional space on the first floor of the Building and the 400 square foot storage shed located adjacent to the loading dock (the "Expansion Premises") as shown in Exhibit 1 of this First Amendment,
                                              ---------
       to have and to hold, for a term beginning on the Expansion Commencement Date (as hereinafter defined) and continuing for the Term, unless sooner terminated as provided in the Lease. Except as expressly set forth in
       Section 7 of this First Amendment herein, the Landlord has no obligation to prepare and make ready for occupancy the Expansion Premises, and Tenant shall accept possession of the Expansion Premises in their "as is" condition at the time the Expansion Premises are delivered to the Tenant.

       2. Effective on the Expansion Commencement Date, the Expansion Premises shall be considered a part of the Premises for purposes of all Sections of the Lease, except as specifically provided herein.

3. Effective on the Expansion Commencement Date, the following shall be added to the end of Section 3.1 of the Lease:

       From and after the Expansion Rent Commencement Date, rent
       for the Expansion Premises shall be and become included in
       Annual Fixed Rent as provided in Exhibit A attached hereto.
                                        ---------

4. Effective on the Expansion Commencement Date, the introductory paragraph, subparagraph (b) and subparagraph (c) of Section 3.2 of the Lease shall be and are hereby deleted and the following replaced therefor:

       "3.2  Real Estate Taxes.  From and after the Expansion Rent Commencement
             -----------------
             Date, the Tenant shall pay to the Landlord, as Additional Rent the Tenant's Tax Expenses Allocable to the Premises, the Parking Lot and the Additional Parking Lot (as hereinafter defined) in accordance with this Section 3.2. The terms used in this
             Section 3.2 are defined as follows:"

             "(b) Tenant's Tax Expenses Allocable to the Premises, the Parking Lot and the Additional Parking Lot means the sum of
                   (i) fifty-four percentage (54%) of Landlord's Tax Expenses Allocable to the Land and Building for a Tax Year subject to adjustment to account for any increase in Landlord's Tax Expenses attributable solely to the Tenant's improvements made to the Premises, for which Tenant shall be solely responsible, (ii) eighty percentage (80%) of Landlord's Tax Expenses Allocable to the Parking Lot for a Tax Year; provided; however, that so long as Tenant is entitled to the license to use additional spaces in the Parking Lot one hundred percentage (100%) of Landlord's Tax Expenses Allocable to the Parking Lot for a Tax Year and (iii) so long as Tenant is entitled to the license to use ten (10) parking spaces in the Additional Parking Lot, fifty percentage (50%) of Tax Expenses Allocable to the Additional Parking Lot for a Tax Year and so long as Tenant is entitled to the license to use twenty (20) parking spaces in the Additional Parking Lot, one hundred percentage (100%) of Tax Expenses Allocable to the Additional Parking Lot for a Tax Year. "

             "(c) The Landlord's Tax Expenses with respect to any Tax Year means the aggregate Real Estate Taxes on the Property with respect to that Tax Year, reduced by any abatement receipts with respect to that Tax Year together with the aggregate Real Estate Taxes on the Additional Parking Lot with respect to that Tax Year, reduced by any abatement receipts with respect to that Tax Year."

5. Effective on the Expansion Commencement Date the introductory paragraph and subparagraph (a) of Section 3.3 of the Lease shall be and are hereby deleted, and the following replaced therefor:

     "3.3  Operating Expenses. From and after the Expansion Rent Commencement
           ------------------
           Date, the Tenant shall pay to Landlord, as Additional Rent, the Tenant's Operating Expenses Allocable to the Premises, the Parking Lot and the Additional Parking Lot as hereinafter defined, in accordance with this Section 3.3. The terms used in this Section 3.3 are defined as follows:"

           "(a) The Tenant's Operating Expenses Allocable to the Premises, the
                Parking Lot and the Additional Parking Lot means the sum of (i) fifty-four percentage (54%) of Operating Expenses attributable to the Land and the Building, (ii) eighty percentage (80%) of Operating Expenses attributable to the Parking Lot; provided, however, that so long as Tenant is entitled to the license to use additional spaces in the Parking Lot One Hundred percentage (100%) of Operating Expenses attributable to the Parking Lot and
                (iii) so long as Tenant is entitled to the license to use ten
                (10) parking spaces in the Additional Parking Lot fifty percentage (50%) of Operating Expenses attributable to the Additional Parking Lot and so long as Tenant is entitled to the license to use twenty (20) parking spaces in the Additional Parking Lot, one hundred percentage (100%) of Tax Expenses Allocable to the Additional Parking Lot for a Tax Year."

6. Tenant hereby acknowledges and agrees that Landlord's Base Building Work required to be completed pursuant to Section 4.1 of the Lease was completed according to its terms, the Tenant Improvement Loan was made, Landlord is under no obligation to make further Loans to Tenant and Tenant is not entitled to any reduction in Annual Fixed Rent.

7.   Effective on the Expansion Commencement Date, a new Section 4.1.1 and a new
Exhibit 2 shall be and are hereby added to the Lease as follows and as attached hereto as Exhibit 2, respectively:

          "4.1.1 Landlord's Expansion Premises Work. The Landlord agrees to
                 ----------------------------------
          construct, at the Landlord's sole cost and expense, the improvements to the Property set forth on Exhibit 2 attached hereto ("Landlord's
                                       ---------
          Expansion Premises Work"). Subject to delays caused by External Causes or by Tenant or its agents, contractors or employees, Landlord shall use its reasonable efforts to substantially complete Landlord's Expansion Premises Work on or before January 1, 1995, in coordination with the Tenant Expansion Premises Improvement Work. In the event Landlord fails to substantially complete Landlord's Expansion Premises Work on or before January 1, 1995, the Tenant may, on or after January 1, 1995 notify Landlord of its intention to complete Landlord's Expansion Premises Work unless completed by Landlord within 30 days of said notice. Except for any delay caused by External Causes or by delays in Tenant Expansion Premises Improvement Work, if by delays in Tenant Expansion Premises Improvement Work, if Landlord has not substantially completed Landlord's Expansion Premises work within said 30 days, Tenant shall have the right, but not the obligation, to complete Landlord's Expansion Premises Work; provided, however, if Landlord is in the process of completing Landlord's Expansion Premises Work and diligently pursuing the same said 30 days shall be extended for an additional reasonable period of time to allow Landlord to complete Landlord's Expansion Premises Work. Landlord shall reimburse Tenant for all costs and expenses incurred by Tenant in the event Tenant completes Landlord's Expansion Premises Work, within 10 days following Tenant's written demand therefore, failing which Tenant shall have the right to offset such costs and expenses against the next due payments of Annual Fixed Rent for the Expansion Premises."

8.   Effective on the Expansion Commencement Date, a new Section 4.2.1 and a new
Exhibit 3 shall be and are hereby added to the Lease as follows and as attached hereto as Exhibit 3, respectively,

          "Section 4.2.1. Tenant's Expansion Premises Alterations. Subject to
                          ---------------------------------------
          Landlord's obligation to complete Landlord's Expansion Premises Work, the Tenant acknowledges that the Expansion Premises have been delivered to it on an "as is" basis, and promptly following the Expansion Commencement Date the Tenant shall perform, at its sole cost and expense, all of the improvements set forth in the plans and specifications attached hereto as Exhibit 3 (the "Tenant
                                                     ---------
               Expansion Premises Improvement Work"), and shall equip the Expansion Premises with such trade fixtures and personal property as Tenant deems necessary or proper for the operation of the Tenant's business. Following completion of the Tenant Expansion Premises Improvement Work, the Tenant shall not make further alterations or additions to the Expansion Premises except in accordance with the building standards from time to time in effect, with construction rules and regulations from time to time promulgated by Landlord and applicable to tenants in the Building, and with plans and specifications therefor first approved by the Landlord, such approval not to be unreasonably withheld. Tenant's request for approval of plans and specifications shall state whether it is Tenant's intention to remove such alterations at the expiration of the Term. If Tenant removes said alterations, it shall be required to restore the Premises. In addition to the provisions of Section 4.4 of the Lease, Tenant shall be solely responsible to obtain, at its sole cost and expense, any and all permits or approvals required to complete the Tenant Expansion Premises Improvement Work."

9. Effective on the Expansion Commencement Date, Section 4.4 of the Lease shall be and is hereby deleted and the following replaced therefor:

               "4.4 Construction Requirements for Alterations. All construction
                    -----------------------------------------
               work by the Landlord and the Tenant shall be done in a good and workmanlike manner employing only first-class materials and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authority and insurers of the Building. The Landlord or Landlord's authorized agent may (but without any implied obligation to do so) inspect the work of the Tenant at reasonable times and shall give notice of observed defects. All of the Tenant's alterations and additions and installation of furnishings including, but not limited to the Tenant Expansion Improvement Work shall be coordinated with any work being performed by the Landlord including, but not limited to, Landlord's Expansion Premises Work, and in such manner as to maintain harmonious labor relations and not to damage the Building or interfere with Building construction or operation and the Tenant Expansion Improvement Work shall be performed by contractors, architects and engineers approved in writing by Landlord, and Tenant shall be responsible for all architectural and engineering plans and specifications which will be subject to Landlord's reasonable approval which will not be unreasonably withheld or delayed. Kaplan Construction has been approved as the contractor for the Tenant Expansion Improvement Work and the plans and specifications attached hereto as Exhibit 3 have been approved. All future alterations shall be performed
        ---------
     by contractors or workmen first approved by the Landlord, which approval the Landlord agrees not to unreasonably withhold or delay. The Tenant, before starting any work, shall receive and comply with Landlord's construction rules and regulations and shall cause Tenant's contractors to comply therewith, shall secure all licenses and permits necessary therefor and shall deliver to the Landlord a statement of the names of all of its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them and security satisfactory to the Landlord protecting the Landlord against liens arising out of the furnishing of such labor and material; and cause each contractor to carry worker's compensation insurance in statutory amounts covering all the contractors' and subcontractors' employees and commercial general public liability insurance with such limits as the Landlord may, in its sole discretion, require, but in no event less than general aggregate limit of $2,000,000; products completed operations aggregate limit of $2,000,000; each occurrence limit of $1,000,000; or in such other amounts as Landlord may in its sole discretion require, covering personal injury and death and property damage (all such insurance to be written in companies approved by the Landlord and insuring the Landlord, such individuals and entities affiliated with the Landlord as the Landlord my designate, and the Tenant as well as the contractors, and to contain a requirement for at least thirty (30) days' notice to the Landlord prior to cancellation, nonrenewal or material change), and to deliver to the Landlord certificates of all such insurance."

10. Effective on the Expansion Commencement Date, a new Section 4.6.1 and new Exhibits 4 and 5 shall be and are hereby added to the Lease as follows and as attached as Exhibits 4 and 5, respectively:

     "4.6.1 Landlord's Expansion Premises Improvement Loan. Subject to the
            ----------------------------------------------
     conditions set forth below, Landlord agrees to loan to Tenant, dollar for dollar, fifty percent (50%) of the cost of the Tenant Expansion Premises Improvement Work up to a maximum of fifty dollars ($50.00) per square foot of the Expansion Premises (the "Expansion Premises Improvement Loan"), which loan shall be on the terms and conditions contained in the form of promissory note (the

     "Expansion Note") attached hereto as Exhibit 4 and by this reference
                                          ---------
     incorporated herein. The Expansion Premises Improvement Loan shall be made by Landlord to Tenant only after receipt by Landlord of certification by Tenant that Tenant has incurred Direct Costs in the amount of the installment requested, which certification shall include a reasonable breakdown of such Direct Costs. Tenant shall grant Landlord a security interest in (i) all Tenant Expansion Premises Improvement Work and (ii) other personal property and equipment owned by Tenant, located on the Expansion Premises and included as Tenant Expansion Premises Improvement Work, as partial security for the Expansion Premises Improvement Loan, by amending the terms and conditions contained in the Security Agreement attached to the Lease as Exhibit G in the form of Exhibit 5 attached
                                                       ---------
     hereto. Tenant acknowledges that the Expansion Note and the amendment to the Security Agreement delivered by Tenant to Landlord may be assigned to Landlord's mortgagee as security for a loan which Landlord is in the process of obtaining to fund the Expansion Premises Improvement Loan.

     Notwithstanding the foregoing, Landlord shall be obligated to make the Expansion Premises Improvement Loan to Tenant if and only if: (a) Landlord actually receives the funding for the Expansion Premises Improvement Loan from BayBank; (b) Tenant has submitted the certification of Direct Costs to Landlord as described above; (c) Landlord receives any financial statements, estoppel certificates and subordination, nondisturbance and attornments which BayBank requests, and the financial condition of Tenant and such other certificates are satisfactory to BayBank; (d) no Event of Default has occurred and is continuing and no condition exists which with the passage of time and/or notice would constitute an Event of Default; and
     (e) the Tenant Expansion Premises Improvements have been constructed in accordance with the Plans and Specifications for the Tenant Expansion Premises Improvement Work as certified to Landlord and BayBank by Tenant's architect, and a permanent Certificate of Occupancy has been issued for the improved Expansion Premises."

11. Except as otherwise provided in this First Amendment, (a) the Tenant's Improvements shall include the Tenant Expansion Premises Improvements; (b) the Tenant Improvement Work shall include the Tenant Expansion Premises Improvement Work; and (c) Permanent Improvements shall include Tenant Expansion Premises Improvements.

     12. Effective on the Expansion Commencement Date, Exhibit A to the Lease shall be and is hereby deleted and Exhibit A attached hereto shall be and is hereby replaced therefor.

     13. Except as expressly amended by this Amendment, the terms and conditions of the Lease are hereby expressly ratified and confirmed and remain in full force and effect.

     EXECUTED as a Massachusetts instrument under seal, in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one in the same instrument as of the date first above written.


                                      LANDLORD:


                                      By: /s/ Harry F. Stimpson, III, Trustee
                                          -------------------------------------
                                          Harry F. Stimpson, III, Trustee
                                          under the will of Harry F.
                                          Stimpson and not individually

                                      TENANT:

                                      CUBIST PHARMACEUTICAL, INC., a
                                      Delaware Corporation


                                      By: /s/ Scott M. Rocklage
                                          -------------------------------------
                                          Name: Scott M. Rocklage
                                          Title: President


                                      By: /s/ John J. Parx
                                          -------------------------------------
                                          Name: John J. Parx
                                          Title: (Assistant) Treasurer

                                   EXHIBIT A
                                   ---------

                               BASIC LEASE TERMS
                               -----------------

Annual Fixed Rent:

     a)   For Original Premises:

          Lease Years 1-5:  $7.50 per rentable square foot per year.

          Lease Years 6-10: $9.00 per rentable square foot per year.

          Upon the Rent Commencement Date, Annual Fixed Rent shall be based upon 9,000 rentable square feet. The rentable square feet included in the calculation of Annual Fixed Rent shall be increased to become 14,000 rentable square feet on the first anniversary of the Rent Commencement Date.

     b)   For Expansion Premises other than the Storage Shed:

          Expansion Rent Commencement Date - Lease Year 5
          $6.50 per rentable square foot per year

          Lease Years 6-10
          $8.00 per rentable square foot per year

     c)   For Storage Shed:

          Expansion Rent Commencement Date - Lease Year 5
          $3.25 per rentable square foot per year

          Lease Years 6-10
          $4.00 per rentable square foot per year

Security Deposit:     $100,000

Term: Ten years from the Rent Commencement Date (subject to the extension option contained in Section 2.5)

Termination Date:     Ten years from Rent Commencement Date

Extension Term:       One (1) five-year extension option (on the terms and
                      conditions contained in Section 2.5)

Premises:             14,000 rentable square feet located on the first floor of
                      the Building located at 149 Sidney Street, Cambridge, MA
                      (the "Original Premises") and 6,510 rentable square feet located on the first floor of the Building and the 400 square foot storage shed located at 149 Sidney Street, Cambridge, MA (the "Expansion Premises").

Permitted Uses:       General business and adminitrative offices, pharmaceutical research and laboratory uses, light assembly and accessory uses supporting the foregoing.

Lease
Commencement
Date:                 May 11, 1993

Expansion
Commencement
Date:                 The date of execution of the First Amendment to Lease

Parking Lot:          The 30 car parking lot located on the corner of Sidney and
                      Emily Street as more particularly described on Exhibit C
                                                                     ---------
                      attached to the Lease.

Additional
Parking Lot:          The Parking Lot located at 57 Erie Street containing 20
                      parking spaces.

Parking Spaces:       Twenty-Four (24) parking spaces located in the Parking
                      Lot. Provided Tenant is not in default hereunder and Tenant pays Tenant's Tax Expenses Allocable to the
                      Additional Parking Lot and Tenant's Operating Expenses
                      Allocable to the Additional Parking Lot, Tenant shall also have a revocable license to use (i) the balance of spaces in the Parking Lot, (ii) beginning on the Expansion Rent
                      Commencement Date ten (10) parking spaces in the Additional Parking Lot and (iii) beginning July 1, 1995, a total of twenty (20) parking spaces in the Additional
                      Parking Lot, in each case, if available and only until such time as Landlord requires use of said licensed space at which time Tenant agrees to yield up. Landlord may terminate said license, without recourse, upon ten (10) days notice. After termination, revocation or if the license is otherwise unavailable, Landlord agrees to assist Tenant in identifying other possible parking spaces (at Tenant's expense) in the immediate neighborhood; however, Landlord's termination of the license or failure to so identify parking spaces shall not be a default hereunder.

Rent
Commencement
Date:              September 15, 1993


Expansion Rent
Commencement
Date: The earlier to occur of (i) Tenant's actual occupancy of any portion of the Expansion Premises and the conduct of its business thereon or (ii) January 1, 1995. so long as the Landlord's Expansion Premises Work has been completed in accordance with and subject to Section 4.1.1

Tenant's
Address:           Cubist Pharmaceuticals, Inc.
                   24 Emily Street
                   Cambridge, MA 02139
                   Attn: Director of Finance

Landlord's
Address:           Trust under the Will of Harry F. Stimpson
                   c/o Meredith & Grew
                   160 Federal Street
                   Boston, MA 02110

                   Attention: Robert M. Brierley

                                   EXHIBIT 1
                                   ---------


                       DESCRIPTION OF EXPANSION PREMISES

                              [ART APPEARS HERE]

                                   EXHIBIT 2
                                   ---------

 .   Construction of walls to separate Expansion Premises from remaining vacant space.

 .   Removal of existing asbestos floor and any other asbestos in the Expansion
    Premises.

 .   Construction of new building common area entrance and lobby to remaining vacant space and provide second access point to the Expansion Premises.

 .   Repair roof leak.

                                   EXHIBIT 3
                                   ---------

                            Tenant Improvement Work

     Plans and specifications prepared by Olson Lewis Architects & Planners, Inc., 17 Elm Street, Minchester-by-the-Sea, Massachusetts 01944, the plans for which are dated August 17, 1994 captioned "Phase II for Cubist, Incorporated."

                                   EXHIBIT 4
                                   ---------

                                Promissory Note
                                ---------------

                                                      Boston, Massachusetts
$______________                                       _______________________

     FOR VALUE RECEIVED, Cubist Pharmaceuticals, Inc. a Delaware corporation with an address of 24 Emily Street, Cambridge, Massachusetts (the "Borrower"), promise(s) to pay to the order of Harry F. Stimpson, III, Trustee under the will of Harry F. Stimpson, or order (together with any successor holder or holders of this Note, the "Lender") at its office c/o Meredith & Grew, 160 Federal Street, Boston, Massachusetts 02110, or such other place as Lender may designate, the
principal sum of _______________ Dollars ($    ), or so much thereof as shall be
advanced hereunder, together with interest thereon, as hereinafter set forth.

     Interest on the principal balance of this Note from time to time outstanding shall accrue at the rate of twelve percent (12%) per year. Principal and interest shall be payable in equal monthly installments in an amount necessary to fully amortize the outstanding balance by the fifth anniversary of the date hereof, regardless of when the principal is advanced, beginning with the 1st day of ___________, and continuing on the 1st day of each month until the fifth anniversary of the date hereof. Interest shall be computed on the basis of a three hundred and sixty (360)-day year and shall be paid for the actual number of days on which principal is outstanding. All payments shall be applied first to interest and the balance to principal, except that in the event of a default hereunder which is not cured within the applicable grace period, any payment may be applied first to principal, at the option of Lender.

     In any event, the entire outstanding principal balance of this Note, together with any accrued interest and other charges as may be due hereunder, shall be paid on the fifth anniversary of the date hereof (the "Maturity Date").

     In the event that any regularly scheduled payment due hereunder is not paid when due, Lender shall have the right, in addition to any other rights hereunder, to collect a late charge as compensation for increased costs of administering such late payment. Such late charge shall be in an amount equal to three percent (3%) of the amount of such late payment, and shall be due and payable upon demand.

     In the event that any payment hereunder is not paid when due or upon a default under (i) that certain Promissory Note dated November 1, 1993 in the original principal amount of $543,393.00 from Cubist Pharmaceuticals, Inc. to Harry F. Stimpson III, Trustee under will of Harry F. Stimpson (the "First Note"), (ii) that certain General Security Agreement dated October 29, 1993 from Cubist Pharmaceuticals, Inc. to Harry F. Stimpson III, Trustee under the will of Harry F. Stimpson (the "Security Agreement"), or (iii) that certain Lease dated May 11, 1993 as amended (the "Lease") by and between Lender as landlord and Borrower as tenant (this Note, the Lease, the First Note and the Security Agreement are collectively referred to herein as, the "Loan Documents") which default is not cured within the applicable grace period, if any, Lender, at its option, may declare immediately due and payable the entire outstanding balance of principal and interest, together with all other charges which Lender may be entitled. If this
Note is so accelerated or any amounts due hereunder are not paid on the Maturity Date, all amounts due hereunder shall, after such acceleration or such Maturity Date, as the case may be, bear interest at the rate of sixteen percent (16%) per year, until paid.

     On any payment date, the outstanding balance of principal due hereunder may be prepaid in whole, or in part in multiples of One Thousand Dollars ($1,000.00), provided that at least five (5) days' prior written notice of such prepayment shall have been given to Lender.

     Any notice required or permitted to be delivered hereunder shall be in writing and shall be deemed to be delivered on the earlier of (i) the date received, or (ii) the date of delivery, refusal, or non-delivery indicated on the return receipt, if deposited in a United States Postal Service depository, postage prepaid, sent registered or certified mail, return receipt requested, addressed to the party to receive the same at the address of such party set forth at the beginning of this Note, or at such other address as may be designated in a notice delivered or mailed as herein provided.

     The obligations of Borrower hereunder, if more than one, shall be joint and several.

     Borrower agrees to pay all charges (including reasonable attorney's fees) of Lender in connection with the collection and/or enforcement of this Note or any other Loan Document or in protecting or preserving the security for this Note, whether or not suit is brought against Borrower.

     The failure of Lender at any time to exercise any option or right hereunder shall not constitute a waiver of Lender's right to exercise such option or right at any other time.

     Borrower and all endorsers and guarantors of this Note hereby jointly and severally waive presentment, demand, notice, protest and all other suretyship defenses generally and agree that (i) any renewal, extension or postponement of the time of payment or any other indulgence, (ii) any modifications, supplement or alteration of any of the Borrower's obligations undertaken in connection with this Note or any of the other Loan Documents, or

(iii) any substitution, exchange or release of collateral or the addition or release of any person or entity primarily or secondarily liable, may be effected without notice to Borrower or any endorser or guarantor or Borrower's obligations, and without releasing Borrower or such endorser or guarantor from any liability hereunder. Nothing contained herein shall be construed to permit Lender to unilaterally alter the terms of this Note without agreement of the Borrower.

      This Note shall be governed by, construed, and enforced in accordance with the laws of The Commonwealth of Massachusetts. If any provision of this Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect. If the payment of any interest due hereunder would subject Lender to any penalty under applicable law, then the payments due hereunder shall be automatically reduced to what they would be at the highest rate authorized under applicable law.

      This Note shall have the effect of an instrument under seal.


WITNESS:                                       BORROWER:

                                               Cubist Pharmaceuticals, Inc.,
                                               a Delaware corporation


                                               By:   /s/ Scott M. Rocklage
- --------------------------                         -------------------------
                                                   Name: Scott M. Rocklage
                                                   Title: President & CEO

                                   EXHIBIT 5
                                   ---------

                                 Amendment to
                          General Security Agreement
                          --------------------------

     AGREEMENT made this        day of                , 1994 between Cubist
                         ------        ---------------
Pharmaceuticals, a Delaware corporation with a principal place of business at 24 Emily Street, Cambridge, MA ("Debtor") and Harry F. Stimpson III, Trustee under the will of Harry F. Stimpson with a principal place of business at c/o Meredith & Grew, 160 Federal Street, Boston, MA 02110 ("Secured Party").

                                   RECITALS
                                   --------

     Secured Party made a loan to Debtor on October 29, 1993 in the original principal amount $543,393.00 (the "Loan"). The Loan was secured by a Security Agreement from Debtor to Secured Party (the "Security Agreement") under which Debtor granted Secured Party a Security Interest in certain personal property and fixtures located on the Premises.

     Secured Party is the owner of the Premises known as 149 Sidney Street (a/k/a 24 Emily Street) Cambridge, Massachusetts (the "Premises").

     Secured Party obtained a mortgage loan from BayBank Boston, N.A. ("BayBank") and assigned the Loan and the Security Agreement to BayBank as collateral therefor.

     Debtor and Secured Party have agreed to expand the area that Debtor leases in the Premises pursuant to an amendment (the "Amendment") to the Lease between Secured Party and Debtor dated May 11, 1993, which Amendment is
dated                  , 1994.
      -----------------

     To evidence the expansion, Secured Party and Debtor are amending the Lease, Secured Party is making an additional loan to Debtor, and Debtor is granting a security interest in additional personal property and fixtures to Secured Party.

     Debtor acknowledges and consents to the assignment of the Security Agreement, as amended hereby, by Secured Party to BayBank.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Debtor and Secured Party hereby agree as follows:

     1. Paragraph 1 of the Security Agreement is hereby deleted in its entirety and the following replaced therefor:

          Debtor grants to Secured Party a Security Interest (the "Security Interest") in all personal property, fixtures and equipment (as such terms are defined by the Uniform Commercial Code as in effect in Massachusetts from time to time [the "Uniform Commercial Code"]) which constitute either Tenant Improvement Work, Permanent Improvements or Tenant Expansion Improvement Work, as those terms are defined in that certain Lease (the "Lease") dated May 11, 1993, as amended by First
          Amendment to Lease dated            , 1994 by and between Debtor as
                                   -------- --
          Tenant and Secured Party as Landlord in which Debtor now has or hereafter acquires any right or interest and the proceeds therefrom ("Collateral") presently including, but not limited to, the personal property and fixtures listed on Exhibit A hereto. The Security Interest shall secure the payment and performance of (i) Debtor's Promissory Note dated November 1, 1993 in the principal amount of Five Hundred Forty Three Thousand Three Hundred Ninety Three Dollars ($543,393.00) ("First Note") (ii) Debtor's Promissory Note of even
          date in the principal amount of           (the "Second Note") (iii)
                                          ---------
          the payment and performance of all other liabilities and obligations of Debtor to Secured Party of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under the Agreement (collectively with the First Note and the Second Note called the "Obligations").

      2.  Financing Statements and Other Action. Debtor agrees to do all acts
          -------------------------------------
which Secured Party deems necessary or desirable to protect the Security Interest or to otherwise carry out the provisions of this Agreement, including, but not limited to, the execution of financing, continuation, amendment and termination statements and similar instruments and the procurement of waivers and disclaimers of interest in the Collateral by the owners of any real estate on which the Collateral is located. Debtor appoints Secured Party as Debtor's attorney irrevocable to do all acts which Debtor may be required to do under this Agreement.

     3.   Representations and Warranties. Debtor hereby represents and warrants
          ------------------------------
that all of the representations and warranties contained in the Security Agreement are true, accurate and complete as of the date hereof.

     4. Affirmation. Except as expressly modified herein the Security Agreement remains in full force and effect and is hereby ratified and confirmed.

     This Agreement shall have the effect of a Massachusetts instrument under seal.

                                                DEBTOR

                                                Cubist Pharmaceuticals, a
                                                Delaware corporation


                                                By:/s/ Scott M. Rocklage
                                                   -----------------------------
                                                   Name: Scott M. Rocklage
                                                   Title: President & CEO


                                                SECURED PARTY:


                                                /s/ Harry F. Stimpson   Trustee
                                                --------------------------------
                                                Harry F. Stimpson, III, Trustee
                                                under the will of Harry F.
                                                Stimpson and not individually

Agreed to and accepted by:

BayBank Boston, N.A.

By:
   ----------------------------
Name:
     --------------------------
Title:
      -------------------------

                                   EXHIBIT A
                                   ---------

     All goods, equipment, personal property and fixtures which constitute Tenant Improvement Work, Permanent Improvements, Tenant Expansion Improvement Work or Expansion Permanent Improvements as defined in that certain lease dated May 11, 1993 as amended by First Amendment to Lease dated _________, __, 1994 by and between Debtor as Tenant and Secured Party as Landlord.